SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|   Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary proxy statement.

|_| Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

|X| Definitive proxy statement.

|_| Definitive additional materials.

|_| Soliciting material under Rule 14a-12.

                       The St. Lawrence Seaway Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule ( 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
     (3)  Filing Party:

          ______________________________________________________________________
     (4)  Date Filed:

          ______________________________________________________________________

================================================================================

                       THE ST. LAWRENCE SEAWAY CORPORATION
                                Hanna II, Suite P
                              6011 E. Hanna Avenue
                           Beach Grove, Indiana 46203



                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 10, 2007


To the Stockholders of
The St. Lawrence Seaway Corporation:


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The St. Lawrence Seaway Corporation, an Indiana corporation (the "Company"), will be held at Room 112, Indiana Convention Center & RCA Dome, 100 South Capitol Ave., Indianapolis, IN 46225, on July 10, 2007, at 10:00 a.m., local time, for the following purposes:

          1. To elect four directors of the Company;

          2. To consider and act upon a proposal to approve the sale of Common Stock of the Company and Warrants issued by the Company to Bernard Zimmerman & Company, Inc.;

          3. To consider and act upon a proposal to amend and restate, in its entirety, the Company's By-Laws;

          4. To consider and act upon a proposal to reincorporate the Company from Indiana to Delaware;

          5. To consider and act upon a proposal to amend and restate in its entirety the Company's Restated Articles of Incorporation, as amended, to, among other things:

               (a) approve the increase in the number of authorized shares of the Company from 4,000,000 shares, all of which are Common Stock, to 50,010,000 shares, consisting of 48,500,000 shares of Common Stock, 510,000 shares of a "tracking stock" known as Class A Common Stock and 1,000,000 shares of preferred stock, and to decrease the par value of the Common Stock from One Dollar ($1.00) to One Cent ($0.01);

               (b) approve the authorization of 1,000,000 shares of a blank check preferred class of stock, par value $0.01; and

               (c) approve the authorization of a non transferable, non-tradeable, non-voting and non-certificated "tracking stock" class of securities known as the Class A Common Stock;

          6. To approve the issuance of the "tracking stock" known as the Class A Common Stock to the Record Holders in connection with, and upon consummation of the Transaction (as defined in the accompanying Proxy Statement of even date herewith). The sale of Common Stock and Warrants to Bernard Zimmerman & Company, Inc. will close after the distribution of the Class A Common Stock to existing shareholders, and, as such, Bernard Zimmerman & Company, Inc. will receive no "tracking stock" in the contemplated issuance; and

          7. The ratification of the appointment of Mahoney Sabol & Company, LLP as our independent registered public auditors for the fiscal year ending March 31, 2007, and fiscal year ending March 31, 2008;

          8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Included with this mailing and incorporated by reference herein is the Company's Annual Report on Form 10-KSB for fiscal year ended March 31, 2006, which includes Financial Statements and the Management's Discussion and Analysis of Financial Conditions and Results of Operations for fiscal year ended March 31, 2006. Given that the Form 10-KSB for the fiscal year ended March 31, 2007 is not yet prepared, we have also included, and incorporated by reference, the most recent Form 10-QSB for the quarter and nine months ended December 31, 2006 in order to provide you with the most updated financials of, and other information regarding, the Company.

     Pursuant to Section 23-1-44-8 of the Indiana Business Corporation Law, shareholders of the Company are entitled to assert dissenter's rights with respect to certain of the transactions herein for which we seek shareholder approval. See the section entitled "Change of Control" on page 6 and Proposal
Two: Dissenter's Rights in the attached Proxy Statement.

     The Board of Directors has fixed the close of business on May 9, 2007, as the record date (the "Record Date") for the meeting, and only holders of the Company's Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors,


                                             /s/ JACK C. BROWN
                                             -----------------
                                             JACK C. BROWN
                                             Secretary

Beach Grove, Indiana
May 30, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

================================================================================

                       THE ST. LAWRENCE SEAWAY CORPORATION
                                Hanna II, Suite P
                              6011 E. Hanna Avenue
                           Beach Grove, Indiana 46203


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 10, 2007

                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The St. Lawrence Seaway Corporation, an Indiana corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on July 10, 2007, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy were first sent on or about May 30, 2007, to stockholders of record on May 9, 2007. A copy of the Annual Report on Form 10-KSB for fiscal year ended March 31, 2006, which includes Financial Statements and the Management's Discussion and Analysis of Financial Conditions and Results of Operations for fiscal year ended March 31, 2006, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting and is incorporated by reference herein. Given that the Form 10-KSB for the fiscal year ended March 31, 2007 is not yet prepared, we have also attached the most recent Form 10-QSB for the quarter and nine months ended December 31, 2006 in order to provide you with the most updated financials of, and other information regarding, the Company.

     If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Annual Meeting. If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice. If no choice is indicated, such shares will be voted "FOR" (a) the election of all of the nominees for directors listed below; (b) the approval of the sale of Common Stock of the Company and Warrants issued by the Company to Bernard Zimmerman & Company, Inc., also known as the "Transaction"; (c) the amendment and restatement, in its entirety, of the Company's Bylaws; (d) the approval of the reincorporation of the Company from Indiana to Delaware in connection with;
(e) the approval of the amendment and restatement in its entirety of the Company's Amended & Restated Articles of Incorporation to provide for, among other things, (i) an increase in the number of authorized shares of stock from 4,000,000 shares, all of which are Common Stock, to 50,010,000 shares, consisting of 48,500,000 shares of Common Stock, 510,000 shares of a "tracking stock" known as Class A Common Stock, par value ($0.01), and 1,000,000 shares of preferred stock, par value ($0.01) (as described below), and to decrease the par value of the Common Stock from One Dollar ($1.00) to One Cent ($0.01); (ii) the authorization of 1,000,000 shares of a blank check preferred class of stock; and
(iii) the authorization of a tracking stock to be created known as the Class A Common Stock; (f) the approval of the issuance of the "tracking stock" known as Class A Common Stock to the Record Holders in connection with, and upon consummation of, the Transaction; and (g) the ratification of the appointment of Mahoney Sabol & Company, LLP as our independent registered public auditors for the fiscal year ended March 31, 2007 and fiscal year ending March 31, 2008. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy, will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated in connection therewith, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

                          STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on May 9, 2007, will be entitled to vote at the Annual Meeting. As of May 9, 2007, there were issued and outstanding 427,069 shares of Common Stock, par value $1.00 per share, of the Company (the "Common Stock"). Each share of Common Stock is entitled to one vote. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the Annual Meeting and entitled to vote will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions, and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will have the effect of a negative vote. Abstentions, which may be specified on all proposals, except the election of directors, will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the election of directors and the ratification of the independent auditors. A broker non-vote will be treated as a negative vote with respect to the approval of (i) the sale by the Company of common stock and warrants to Bernard Zimmerman and Company, Inc.; (ii) the restatement and amendment of the Company's By-Laws; (iii) the reincorporation of the Company from Indiana to Delaware in connection with; (iv) the restatement and amendment of the Company's Articles of Incorporation; and (v) the issuance by the Company of the Class A Common Stock, also known as the "Tracking Stock."

                                TABLE OF CONTENTS

Notice of Annual Meeting                                                  iii
Solicitation and Revocation of Proxies                                      v
General Information                                                         1
Security Ownership                                                          5
Executive Compensation                                                      6
Proposal One: Election of Directors                                         8
Proposal Two: Approval of Stock and Warrant Purchase Agreement             12
     Background                                                            12
     Risk Factors                                                          13
     Historical Background                                                 14
Proposal Three: Approval of the Amendment and Restatement of
Company's By-Laws                                                          20
Proposal Four: Approval of the Reincorporation of the Company
to Delaware                                                                24
     The Reincorporation                                                   24
     Comparison of Shareholder Rights                                      26
     Federal Income Tax Consequences                                       34
Proposal Five:  Approval of Amendment and Restatement of
Company's Certificate of Incorporation                                     35
     Increase Total Number of Authorized Shares                            35
     Authorization of "Blank Check" Preferred Stock                        37
     Authorization of Tracking Stock                                       38
Proposal Six:  Approval of Issuance of Tracking Stock                      40
     The Tracking Stock Proposal                                           40
     Risk Factors                                                          41
     Federal Income tax Consequences                                       45
     Regulatory Approval                                                   46
Proposal Seven: Ratification of Independent Auditors                       47
Report of Audit Committee                                                  49
Report of Compensation Committee                                           50
Certain Relationships and Related Transactions                             51
Section 16(a) Beneficial; Ownership Reporting Compliance                   52
Other Matters                                                              52

ANNEX A:  Audit Committee Charter                                         A-1
ANNEX B:  Amended and Restated By-Laws                                    B-1
ANNEX C:  Amended and Restated Certificate of Incorporation               C-1
ANNEX D:  Director Indemnification                                        D-1
PROXY CARD

                       THE ST. LAWRENCE SEAWAY CORPORATION
                                Hanna II, Suite P
                              6011 E. Hanna Avenue
                           Beach Grove, Indiana 46203
                                 (317) 639-5292

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  July 10, 2007

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did you send me this Proxy Statement?

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The St. Lawrence Seaway Corporation, an Indiana corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at Room 112, Indiana Convention Center & RCA Dome, 100 South Capitol Ave., Indianapolis, IN 46225, on July 10, 2007 at 10:00 a.m., and any adjournments thereof (the "Meeting"). This Proxy Statement along with the Notice of the Annual Meeting of Stockholders summarizes the purposes of the Meeting and the information you need to know about the Meeting.

          This Proxy Statement, the Notice of the Annual Meeting of Stockholders and the accompanying proxy card are being mailed on or about May 30, 2007 to all stockholders entitled to notice of and to vote at the Meeting.

Who can vote?

          Only those stockholders who owned The St. Lawrence Seaway Corporation common stock, $1.00 par value per share (the "Common Stock" or the "Shares"), at the close of business on the record date are entitled to vote at the Meeting. The close of business on May 9, 2007 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). As of the close of business on May 9, 2007, the Company had 427,069 shares of Common Stock outstanding and entitled to vote.

          You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How many votes do I have?

          Each share of The St. Lawrence Seaway Corporation Common Stock entitles you to one vote.

How do I vote?

          Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates, you may vote:

          o By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company's Board of Directors.

          o In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

          If your Shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

          o By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

          o In person at the Meeting. Contact the broker or other nominee who holds your Shares to obtain a broker's proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

How does the Board of Directors recommend I vote on the Proposals?

          The Board of Directors recommends that you vote for all proposals as follows:

          o    "FOR" the election of the nominees of the Board of Directors;

          o "FOR" the approval of the stock and warrant sale to Bernard Zimmerman & Company, Inc.;

          o "FOR" the amendment and restatement, in its entirety, of the By-Laws of the Company;

          o "FOR" the reincorporation of the Company from Indiana to Delaware;

          o "FOR" the amendment and restatement of the Company's Certificate of Incorporation which will effectively be a vote (i) to increase the number of authorized shares of Common Stock of the Company from 4,000,000 to 48,500,000, (ii) to decrease the par value of the Company's Common Stock from $1.00 to $0.01, (iii) to authorize a class of 1,000,000 undesignated "blank check" Preferred Stock, and (iii) to authorize 510,000 shares of a tracking stock known as Class A Common Stock and sometimes referred to herein as the "Tracking Stock";

          o "FOR" the issuance of the Class A Common Stock, sometimes referred to herein as the "Tracking Stock," to the holders of record of the Company on a date to be set by the Board of Directors. Note that the sale of Common Stock and Warrants to Bernard Zimmerman & Company, Inc. will close after the distribution of the Class A Common Stock to existing shareholders, and, as such, Bernard Zimmerman & Company, Inc. will receive no "tracking stock" in the contemplated issuance; and

          o "FOR" the approval of the appointment of Mahoney & Sabol Company, LLP as our independent registered auditors for the fiscal year ended March 31, 2007 and the fiscal year ending March 31, 2008.

          If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

May I revoke my proxy?

          If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

          o By signing a new proxy card and submitting it as instructed above;

          o If your Shares are held in street name, revoking by written notice, as instructed above. Only your latest vote will be counted. If your shares are held in street name, you will not be able to vote at the meeting unless you have a proxy card from your broker;

          o Attend the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

          Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

What if I receive more than one proxy card?

          You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under How do I vote? for each account to ensure that all of your Shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

          If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under How do I vote? If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Meeting in the manner you desire. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, or if a broker or your representative may, but does not, exercise such discretionary authority, this is a "broker non-vote" on that matter.

What vote is required to approve each proposal and how are votes counted?

          The affirmative vote of a majority of the shares constituting a quorum is required for the approval of Proposals 1 and 7. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of Proposals 2 through 6, the sale of Common Stock and Warrants to Bernard Zimmerman & Company, Inc., the approval of the reincorporation of the Company from Indiana to Delaware, the amendments to and restatements of the Company's Certificate of Incorporation and By-laws, and the issuance of the "tracking stock" known as the Class A Common Stock. Abstentions and broker non-votes will have the same effect as a vote against Proposals 2 through 6.

          Where a stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted "FOR" the election of the nominees to the Board of Directors, "FOR" the approval of the stock and warrant sale, "FOR" the amendment and restatement of the Company's By-Laws, "FOR" the reincorporation to Delaware and, "FOR" the amendments to the Company's Certificate of Incorporation, "FOR" the issuance of shares of Class A Common Stock, and "FOR" the ratification of the independent registered auditor of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date.

What are the costs of soliciting these proxies?

          The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors and officers of the Company. No additional compensation will be paid for such solicitation.

What constitutes a quorum for the Meeting?

          Shares represented in person or by valid proxies in the form enclosed received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of the record date the beneficial share ownership of persons who, to the knowledge of the Corporation, beneficially owned as of the record date, more than 5% of the outstanding shares of Common Stock of the Corporation, and of each director and executive officer, and of all officers and directors as a group.

----------------------------------- ------------------------- -----------------------
Name and Address of                 Number of Shares          Percentage of Shares
Beneficial Owner                    Beneficially Owned(1)     Beneficially Owned(2)
----------------------------------- ------------------------- -----------------------
5% or greater Stockholders
----------------------------------- ------------------------- -----------------------
Ronald Alan Zlatniski                 40,663 (3)                9.5%
731 Prince Road
Greensboro, NC 27455
----------------------------------- ------------------------- -----------------------
Executive Officers and Directors
----------------------------------- ------------------------- -----------------------
Joel M. Greenblatt                    93,750 (4)(5)             20.5% (4)
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753
----------------------------------- ------------------------- -----------------------
Daniel L. Nir                         56,250 (5)(6)             12.1% (6)
Gracie Capital
590 Madison Avenue, 28th Floor
New York, NY 10022
----------------------------------- ------------------------- -----------------------
Jack C. Brown                         20,456 (7)                4.6% (7)
Hanna II, Suite P
6011 E. Hanna Avenue
Beach Grove, Indiana 46203
----------------------------------- ------------------------- -----------------------
Edward B. Grier, III                  0                         *
Gracie Capital
590 Madison Avenue, 28th Floor
New York, NY 10022
----------------------------------- ------------------------- -----------------------
Directors and executive officers as   170,456 (4)(5)(6)(7)      33.5% (4)(6)(7)
a group (four persons)
----------------------------------- ------------------------- -----------------------
Total                                 211,119                   41.5%
----------------------------------- ------------------------- -----------------------

* Less than 1% of outstanding shares

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after May 9, 2007, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Unless otherwise indicated, based upon 427,069 shares of common stock outstanding on May 9, 2007.

(3)  Based on a Form 13D/A filed by Mr. Zlatniski on November 20, 2006.

(4) Includes 29,166 shares subject to a currently exercisable common stock warrant transferred to him from the Windward Group L.L.C.

(5) On January 30, 2006, Windward Group L.L.C. was dissolved and the Company's common stock and stock warrants owned by it were distributed to its members, Joel M. Greenblatt and Daniel L. Nir, at a ratio of 62.5% and 37.5%, respectively. After the dissolution on January 30, 2006, Mr. Greenblatt owned 31,250 shares of the Company's common stock and a currently exercisable warrant to purchase 62,500 shares of the Company's common stock at $3.00 per share, and Mr. Nir owned 18,750 shares of the Company's common stock and a currently exercisable warrant to purchase 37,500 shares of the Company's common stock expiring on September 21, 2007. Mr. Greenblatt exercised a portion of his common stock warrant and purchased 16,667 shares of the Company's common stock on January 31, 2006 and another 16,667 shares on June 13, 2006, bringing his holdings to 64,584 shares of common stock and a warrant currently outstanding to purchase 29,166 shares of common stock at $3.00 per share, expiring on September 21, 2007.

(6) Includes 37,500 shares subject to a currently exercisable common stock warrant transferred from the Windward Group L.L.C.

(7) Includes 15,000 shares subject to currently exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 2007, with a per share exercise price of $3.00

No other person or group has reported that it is the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

                                CHANGE OF CONTROL

     It is expected that if the Transaction is consummated, as defined and described in the section entitled, "Proposal Two: Approval of the Stock and Warrant Purchase," the constitution of the Board is expected to be affected, and a change in control is contemplated as three of the four existing directors will resign and be replaced by new directors. In addition, if Proposal Two is approved, and Bernard Zimmerman & Company, Inc. exercises all of the warrants purchased thereunder (and no additional issuances of Common Stock are made by the Company), then Bernard Zimmerman & Company, Inc. will beneficially own 43.2% of the issued and outstanding Common Stock of the Company.

     Pursuant to Section 23-1-44-8 of the Indiana Business Corporation Law (the "IBCL"), Company shareholders have the right to dissent and obtain payment of the fair value for their shares.

                             EXECUTIVE COMPENSATION

REMUNERATION OF DIRECTORS AND OFFICERS

Employment Agreements, Termination of Employment and Change in Control Arrangements

     None of the executive officers of the Company has an employment agreement.

     Except as noted below, neither the Corporation's Chief Executive Officer nor any other executive officers of the Corporation (collectively the "Named Executives") received salary, bonus or other annual compensation for rendering services to the Company during the fiscal years ended March 31, 2006, 2005 and 2004. During each of the two fiscal years ended March 31, 2004, and March 31, 2005 the Corporation paid to Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he rendered to the Corporation. Such fee arrangement terminated on March 31, 2005.

SUMMARY COMPENSATION TABLE

     As permitted by Item 402 of Regulation S-K, the Summary Compensation Table has been intentionally omitted as there was no compensation awarded to, earned by or paid to the Named Executives which is required to be reported in such Table for any fiscal year covered thereby. In addition, no transactions between the Corporation and a third party where the primary purpose of the transaction was to furnish compensation to a Named Executive were entered into for any fiscal year covered thereby.

OPTION/SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 2007

     No options or stock appreciation rights were granted in the fiscal year ended March 31, 2007. On September 20, 2002, the options originally granted to Mr. Brown on June 18, 1983 were amended by extending the expiration date thereof from September 21, 2002 to September 21, 2007. On September 20, 2002, the Warrant held by Windward Group, L.L.C. for the purchase of 100,000 shares of common stock at $3.00 per share, which was to expire on September 21, 2002, was extended by the Board of Directors for an additional five years, such that it now expires on September 21, 2007.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED MARCH 31, 2004 AND FISCAL YEAR-END OPTION/SAR VALUES

     The Corporation has a stock option plan originally adopted by shareholders on June 12, 1978, and revised and approved by shareholders on June 13, 1983, September 21, 1987 and August 28, 1992. The Corporation currently has one outstanding Stock Option Agreement entered into pursuant to the stock option plan. The options granted thereunder expire on September 21, 2007.

     No options were exercised during fiscal year ended March 31, 2007. The following table presents the value of unexercised options held by Mr. Brown as of March 31, 2007. There are currently no outstanding stock appreciation rights.

----------------------- ------------ ------------ -------------------------------- --------------------------------
Name                      Shares         Value           Number of Securities            Value of Unexercised
                         Acquired      Realized
                        on Exercise                     Underlying Unexercised        In-the-Money Options as of
                                          ($)                                              March 31, 2007($)
                            (#)                        Options as of March 31,
                                                               2007(#)
----------------------- ------------ ------------ -------------------------------- --------------------------------
                                                   Exercisable     Unexercisable     Exercisable    Unexercisable
----------------------- ------------ ------------ -------------- ----------------- -------------- -----------------
Jack C. Brown                    0           $0         15,000                 0      $19,500(1)              $0
----------------------- ------------ ------------ -------------- ----------------- -------------- -----------------
(1)  This amount represent the difference between the exercise price of the stock options and $4.30, which was the closing price of our common stock on March 30, 2007, the date closest to the fiscal year end as reported by the OTC Bulletin Board for all in-the-money options held by the listed officer. The in-the- money stock options ranged have an exercise price of $3.00 per share.
-------------------------------------------------------------------------------------------------------------------

LONG TERM INCENTIVE PLANS - Awards in Fiscal Year Ended March 31, 2007

     Not applicable.

COMPENSATION OF DIRECTORS

     Directors of the Corporation receive a fee of $100 for each meeting of the Board of Directors which they attend plus reimbursement for reasonable travel expense. All fees were waived by the Directors for meetings in fiscal year ended March 31, 2007. No options or stock were issued to any directors for fiscal year ended March 31, 2007.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     The Board of Directors does not have any standing audit, nominating or compensation committees or any other committees performing similar functions. Therefore, there are no relationships or transactions involving members of the Compensation Committee during the fiscal year ended March 31, 2007 required to be reported pursuant to Item 402(j) of Regulation S-K.

DIRECTOR INDEPENDENCE

     The Company has four directors, Mssrs. Greenblatt, Brown, Nir and Grier. The Board of Directors has made the determination that none of the members of the Board is independent, as defined by the NASDAQ Stock Market (the Company's Common Stock is not listed or traded on NASDAQ, but over the counter trades of the Company are quoted on the OTC Bulletin Board, Stock Symbol STLS.OB). Mr. Brown, Mr. Nir and Mr. Grier are officers of the Company. Mr. Greenblatt has a "material relationship" with the Company as a significant shareholder, and therefore cannot be considered independent, as defined by NASDAQ.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company (the "Board of Directors") has nominated Jack C. Brown, Joel M. Greenblatt, Daniel L. Nir and Edward B. Grier III, who currently serve as directors and whose terms expire at the Annual Meeting, and is standing for re-election to serve until they are re-elected or until their respective successors are duly elected and qualified. The Company knows of no reason why any of the nominees will be unavailable or unable to serve.

     The Board of Directors recommends a vote "FOR" each of the following nominees for directors.

Nominees for Directors

The Board of Directors currently consists of four members whose terms will expire at the next annual meeting of shareholders or when their successors are duly elected and qualified. Directors will be elected by a plurality of the votes cast at the annual meeting.

     Jack C. Brown, age 87, is the Secretary of the Company. He has served as a director since 1959. Mr. Brown is a retired attorney who practiced in Indianapolis, Indiana. Mr. Brown serves as a director of no other public entities.

     Joel M. Greenblatt, age 49, was elected to the Board of Directors in 1993. He serves as Chairman of the Board. Mr. Greenblatt has been a Managing Partner of Gotham Capital ("Gotham") and its predecessors since 1985. Gotham is a private investment partnership which owns securities, equity interests, distressed debt, trade claims and bonds, derivatives, and options and warrants of issuers engaged in a variety of businesses. Mr. Greenblatt is a director of no other public entities.

     Daniel L. Nir, age 46, was elected to the Board of Directors in 1993. He has served as the President and Treasurer of the Company since December 1993. Mr. Nir is a Manager of Sargeant Capital Ventures, LLC since December 1997, and has served as a Managing Partner of Gracie Capital, L.P., since December 1998. He served as a Managing Partner of Gotham prior thereto. Mr. Nir is a director of no other public entities.

     Edward B. Grier III, age 48, has served as a director since 1993. Mr. Grier has served as a Limited Partner of Gracie Capital, L.P. since January 1999; a Vice President of Gotham from 1992-1994 and a limited partner of Gotham from January 1, 1995 through December 31, 1998. Mr. Grier is a director of no other public entities.

Name                   Age                      Position                           Proposed Term
----------------------------------------------------------------------------------------------------------
Joel M. Greenblatt      49     Member of the Board of Directors (nominee)          One Year, Expiring 2008
Jack C. Brown           87     Secretary and Member of the Board of Directors      One Year, Expiring 2008
                               (nominee)
Daniel L. Nir           46     President, Treasurer and Member of the Board of     One Year, Expiring 2008
                               Directors (nominee)
Edward B. Grier III     48     Vice President and Member of the Board of           One Year, Expiring 2008
                               Directors (nominee)

Note that while the proposed terms set forth above are made in accordance with the requirements of the current Bylaws of the Company, it is expected that upon the consummation of the Transaction as described in "Proposal Two: Approval of the Stock and Warrant Purchase: The Transaction," certain of the nominees who you are being asked to elect at this time, Mr. Brown, Mr. Nir and Mr. Greenblatt will resign. Mr. Grier will remain as a director. Mr. Grier, as the sole remaining director, will then fill the vacancies created by such resignations with the appointment of Mr. Zimmerman and his nominees, Mr. Duane L. Berlin and Mr. Ronald A. Zlatniski who shall each serve until the next annual meeting at which time it is expected that they will be nominees for election by the Shareholders. The biographical summaries of Mr. Zimmerman, Mr. Berlin and Mr. Zlatniski are listed below.

     Bernard Zimmerman , age 74, is the President and majority stockholder of Bernard Zimmerman & Company, Inc., a private merchant banking and financial consulting firm. Mr. Zimmerman currently serves as Chairman of the Board of FCCC, Inc. From 1985 to January 2007, Mr. Zimmerman was a member of the Board of Directors of Sbarro, Inc., and served as its Chairman of the Audit and Compensation Committees for 15 years. He has also been a Certified Public Accountant for more than 35 years.

     Duane L. Berlin , age 48, is the Principal and Managing attorney of Lev & Berlin, P.C., a Connecticut based law firm, representing numerous public and private entities. Mr. Berlin was also a partner and Managing Director of Westwood Capital Partners, an SEC registered securities broker dealer from 2000 through 2003. Mr. Berlin serves as a director of no other public entities.

     Ronald A. Zlatniski, age 43, is a private investor as well as an operational specialist at Franklin Street Partners, a private investment management firm and trust company. Mr. Zlatniski has significant holdings in a number of publicly traded companies, including at the Company. Mr. Zlatniski serves as a director of no other public entities.

     Mr. Grier, Mr. Zimmerman, Mr. Berlin and Mr. Zlatniski are hereafter referred to as the "Post-Transaction Directors."


BOARD OF DIRECTORS MEETINGS; COMMITTEES

     During the fiscal year ended March 31, 2007, the Board of Directors held six formal meetings. Members of the Board frequently confer informally in person and by telephone and also take formal action by written consent. The Board of Directors believes that this procedure is sufficient to serve the current needs of the Company without undue expenses of frequent formal meetings.

     The Board of Directors does not have any standing audit, nominating or compensation committees or committees performing similar functions. The Board of Directors believes that a nominating and compensation committee has not been warranted given the size of the Board and the participation of all four directors in the consideration of nominees for director and for compensation issues. The Board of Directors does not have a charter governing the nominating process. The Board of Directors has made the determination that none of the members of the Board is independent, as defined by the NASDAQ Stock Market (the Company's Common Stock is not listed or traded on NASDAQ but is rather traded only over the counter and quoted on the OTC Bulletin Board). Mr. Brown, Mr. Nir and Mr. Grier are officers of the Company and therefore cannot be considered independent, as defined by NASDAQ. The Board of Directors intends to appoint an Audit Committee upon consummation of the Transaction which committee shall be governed by the Audit Committee Charter attached hereto as Annex A.

DIRECTOR NOMINATION PROCESS

     The Board of Directors will consider director candidates properly recommended by stockholders. Stockholders who wish to recommend to the Board candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the Secretary of the Company, at The St. Lawrence Seaway Corporation, Hanna II, Suite P, 6011 E. Hanna Avenue, Beach Grove, Indiana 46204, or the Company's then current address, who will, in turn, forward the recommendation to the Board. The recommendation must set forth (i) the name and address as they appear on the Company's books of the stockholder making the recommendation and the class and number of shares of capital stock of the Company beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate's written consent to being named in the Company's proxy statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of the Company's By-Laws with respect to nomination of persons for election to the Board of Directors. See "Other
Matters: Proposals of Stockholders" for requirements for submissions.

     The Board believes that nominees for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors, as well as experience in the industries in which the Company conducts its business. The Board does not believe that nominees for election to the Board of Directors should be selected through mechanical application of specified criteria. Rather, the Board believes that the qualifications and strengths of individuals should be considered in their totality with a view to nominating persons for election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors.

     The Board intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the Board as well as through third-party recommendations. Candidates will be evaluated based upon their backgrounds and interviews with members of the Board. The Board does not plan to have any differences in the manner in which the Board evaluates nominees for election as a director of the Company based on whether the nominee has been recommended by a stockholder or otherwise.

CODE OF ETHICS

     The Company has adopted a code of ethics for its principal executive officer and principal financial officer. The Code of Ethics is available in print to any shareholder who requests it in writing to the Company at The St. Lawrence Seaway Corporation, Hanna II, Suite P, 6011 E. Hanna Avenue, Beach Grove, Indiana 46203.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

     The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders. Our last meeting of shareholders occurred on October 27, 2004. One Board member attended such meeting of stockholders.

STOCKHOLDER COMMUNICATION POLICY

     Stockholders may send communications to the Board of Directors or individual members of the Board by writing to them, care of Secretary, The St. Lawrence Seaway Corporation, Hanna II, Suite P, 6011 E. Hanna Avenue, Beach Grove, Indiana 46203 (or any other then current mailing address), who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended March 31, 2007 and Forms 5 and amendments thereto furnished to the Corporation with respect to the fiscal year ended March 31, 2007, no director, officer or beneficial owner of more than 10% of the Corporation's equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended March 31, 2007.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

     The affirmative vote of a plurality of the shares represented at this meeting, after a quorum is achieved, is required to elect the Nominees to the Board of Directors. If any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company expects that (1) the Directors which the shareholders will have re-elected will remain in office unless they are removed or resign in accordance with the by-laws and certificate of incorporation of the Company currently in effect; and (2) the balance of the proposals will not be effected, including the consummation of the Transaction.

     The Board recommends a vote "FOR" each of the nominees to the Board of Directors, which, in the event the other Proposals herein are approved and the Transaction is consummated, would effectively approve the appointment of the Post-Transaction Directors. Unless marked to the contrary, proxies received will be voted FOR approval of the nominated directors.

                                  PROPOSAL TWO
                   APPROVAL OF THE STOCK AND WARRANT PURCHASE


     SET FORTH BELOW IS SELECTED INFORMATION ABOUT THE PROPOSED SALE OF SHARES OF COMMON STOCK AND WARRANTS OF THE COMPANY TO BERNARD ZIMMERMAN & COMPANY, INC. THE SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE TRANSACTION FULLY, WE STRONGLY ENCOURAGE YOU TO READ CAREFULLY THIS ENTIRE PROXY STATEMENT AS WELL AS THE PURCHASE AGREEMENT WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO A FORM 8-K FILED ON OR ABOUT JANUARY 10, 2007.

     PLEASE REFER TO THE SECTIONS ENTITLED "BACKGROUND-THE TRANSACTIONS," "RISK FACTORS SET FORTH ON PAGES 12 AND 13, RESPECTIVELY.


                          BACKGROUND - THE TRANSACTION

     On January 10, 2007, The Company entered into a Stock and Warrant Purchase Agreement (the "Purchase Agreement") with Bernard Zimmerman & Company, Inc., an investment and merchant banking company (the "Investor"), pursuant to which the Investor has agreed to purchase: (i) 75,000 shares of Common Stock of the Company (the "Common Stock") for a total purchase price of $75,000; and (ii) a ten year warrant for a total purchase price of $2,500 which permits the Investor to purchase up to 250,000 shares of Common Stock at an exercise price of $1.00 per share (the "Warrant"). The purchase and the related events are hereafter referred to as the "Transaction". The Common Stock and Warrant will be sold to the Investor pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The Common Stock being sold to the Investor will represent approximately 15% of the outstanding Common Stock of the Company after the issuance of the Common Stock as part of the Transaction (and before the exercise of the Warrant). If Bernard Zimmerman & Company, Inc. exercises all of the Warrants issued in the Transaction, the Investor would own approximately 43.2% of the issued and outstanding Common Stock of the Company if no other shares are issued.

     Under the terms of the Purchase Agreement, and subject to shareholder approval, as required, it is contemplated that immediately prior to the closing under the Purchase Agreement, the Company will convert to a Delaware corporation and issue to all stockholders as of the Record Date and to holders of certain currently held outstanding options and warrants of current officers and directors who are entitled to receive such distributions upon the exercise of such outstanding instruments (if they exercise their options or warrants before their expiration), on a pro rata basis, shares of the Company's newly authorized Class A Common Stock, which will represent the interest of the Company's investments in, and ventures with, New York University School of Medicine and T3 Therapeutic, LLC. The Class A Common Stock, also referred to herein as the "Tracking Stock" will be non-voting, non-tradable, non-transferable, non-certificated and held in book entry form only. The Company will not issue any Tracking Stock to the Investor in connection with the Investor's acquisition of Common Stock and the Warrant or to any parties other than the holders of the Company's Common Stock as of the Record Date and to holders of certain currently held outstanding options and warrants of current officers and directors who are entitled to receive such distributions upon the exercise of such outstanding instruments (if they exercise their options or warrants before their expiration). You are being asked to approve certain of the required actions contemplated under the Purchase Agreement in accordance with your rights as a shareholder.

     In connection with the closing under the Purchase Agreement, and subject to shareholder approval, as required, the Company has agreed to appoint Mr. Bernard Zimmerman, the principal of the Investor, to the Board of Directors along with one or more of the Investor's nominees. The purchase Agreement requires that, upon consummation of the Transaction, the nominees who you are being asked to elect at this time will resign, except for Mr. Edward Grier who will remain as a director. Mr. Grier, as the sole remaining director, will then fill the vacancies created by such resignations with the appointment of Mr. Zimmerman and his nominee(s). Following the closing under the Purchase Agreement, Mr. Zimmerman shall serve as President, Chairman of the Board of Directors, and Treasurer, Mr. Duane L. Berlin shall serve as Secretary, and the Company's existing officers will resign.

     The issuance of the Tracking Stock and the other transactions contemplated by the Purchase Agreement are subject to approval of the shareholders of the Company by no later than August 31, 2007 (unless extended by mutual agreement between the Company and the Investor).

RISK FACTORS

In addition to other information provided or incorporated by reference in this document, you should consider the following information carefully in deciding whether to vote in favor of Proposal 2.

AFTER CLOSING OF THE TRANSACTION, THE COMPANY MAY NOT BE SUCCESSFUL IN EFFECTUATING A FUTURE BUSINESS COMBINATION.

While the intention of the Investor and the Company is to seek a future business combination, reverse merger, acquisition or other transaction for the Company, there can be no assurance that the Company will ever effectuate such a transaction. Accordingly, the prospects of the Company may never advance as a result of the Transaction and may not result in any material appreciation in the value of the Company's stock or of equity of the Company.

THE TERMS AND/OR EFFECTS OF A POTENTIAL BUSINESS COMBINATION MAY NOT ULTIMATELY BE FAVORABLE TO THE COMPANY.

Even if the Company successfully effectuates a business combination, there can be no assurance as to how favorable the terms of such a transaction would be, whether and to what extent the stockholders of the Company will suffer dilution of their ownership of the Company or whether the business combination would be successful, profitable or result in any material appreciation in the value of the Company's stock or of equity of the Company.

AFTER CLOSING OF THE TRANSACTION AND THE ISSUANCE OF THE TRACKING STOCK, THE REMAINDER OF THE COMPANY WILL HAVE MINIMAL ASSETS.

There can be no assurance that once the Tracking Stock is issued to existing holders of Common Stock of the Company and to holders of certain currently held outstanding options and warrants of current officers and directors who are entitled to receive such distributions upon the exercise of such outstanding instruments (if they exercise their options or warrants before their expiration), and if any distributions or dividends relating to the Medical Investments are allocated to Tracking Stock holders, that the balance of the Company will retain any value independent of the Medical Investments.

THE TRANSACTION CONTEMPLATED BY THE PURCHASE AGREEMENT MAY NOT BE CONSUMMATED.

Even if the terms of the Purchase Agreement are approved by the Company's stockholders, there is a risk that the Transaction will not close. The Purchase Agreement contains numerous conditions to closing. If one or more of these conditions is not satisfied or waived, then the transactions contemplated by and described in the Purchase Agreement may not close.

AFTER THE CONSUMMATION OF THE TRANSACTION, THE "TRACKING STOCK" KNOWN AS THE CLASS A COMMON STOCK MAY NOT BE DISTRIBUTED.

Whether or not the Purchase Agreement closes, there may be no distribution of the Tracking Stock to the Company's stockholders due to unforeseen circumstances, including, but not limited to, tax liabilities or state or federal securities laws issues related to the issuance, though the Company currently intends to do so immediately after the closing of the Transaction, if approved.

HISTORICAL BACKGROUND OF THE TRANSACTION

Background on the Company

     The Company is an Indiana corporation organized on March 31, 1959. Prior to 1998, the Company principally engaged in farming, timber harvesting and other traditional agricultural activities. The Company is currently engaged in investing in drug development programs and in evaluating other alternatives to its former business, including continuing its evaluation of operating companies for acquisition, merger or investment. Pending any such transaction, the Company will continue its practice of maintaining any cash assets in relatively liquid interest/dividend bearing money market investments. Eventually such assets may be used for an acquisition or for a partial payment of an acquisition or for the commencement of a new business. The Company currently has no revenues, other than insignificant interest income, and has minimal net worth.

     RESEARCH FUNDING. In recent years, the Company has examined several investment and acquisition opportunities in technology and Internet-related fields, but ultimately determined that they were not suitable for the Company. The Company has broadened its search to opportunities to participate in funding the development of pharmaceuticals and health-related products. The following is a summary of the two ventures the Company has entered into.

     In January 2002, the Company entered into a Research Funding Agreement with New York University School of Medicine, New York, New York, under which the Company provided funding for the further development of certain NYU medical discoveries and technology, in return for which the Company is entitled to receive license fees from the future commercial uses of such discoveries. Such technology is subject to pending NYU patent applications and generally relates to treatment of certain prostate enlargements and prostate cancers. Under the Research Funding Agreement, the Company agreed to provide research funding of $25,000 for each of eight calendar quarters, in exchange for which the Company is entitled to receive 1.5% of future license revenues from the sale, license or other commercialization of the patents. The first payment was made in connection with the execution of the Research Funding Agreement in January 2002. The Company had the option to provide additional funds for up to three additional years of development, in exchange for which the Company's share of license revenue from the patents would increase to a maximum of 3.75%. The Company did not exercise this option. Development and commercialization of the patents is highly speculative and subject to numerous scientific, financial, practical and commercial uncertainties. There can be no assurances that the Company will receive any license revenues as a result of this Research Funding Agreement. Any value previously attributed to this investment was expensed in the Fiscal Year ended March 31, 2002.

     In a separate matter, the Company entered into a joint venture agreement as of June 25, 2002 (the "Original Agreements"), under which it has provided development funding to a newly-formed private Delaware limited liability company, T3 Therapeutics, LLC (the "Development Company"), for specified drug treatment protocols for thyroid and cardiovascular disease, in exchange for an equity interest in the Development Company. Such treatments are in early stage development and involve the use of novel formulations of hormones, delivered in controlled release formulations. Funding provided by the Company is being used for the purpose of financing development of new formulations of such hormones, and to conduct animal and human clinical trials.

     Under the Original Agreement, (i) T3 Therapeutics, Inc. (the "Founder Company") contributed to the Development Company all of its right, title and interest in the design, development and research of certain medicinal products in exchange for an 87.5% Class A ownership stake in the Development Company,
(ii) the Company provided development funding of $750,000 to the Development Company in exchange for a 12.5% preferential Class B ownership stake in the Development Company, and (iii) Mr. Edward Grier, a vice president and director of the Company, was granted an option to purchase 25 Class B units in the Development Company. In connection with the consummation of the transactions contemplated by the Original Agreement, Mr. Grier purchased 25 Class A units in the Development Company from the Founder Company for $150,000, which resulted in the Founder Company having an 85% Class A ownership stake in the Development Company and Mr. Grier having a 2.5% Class A ownership stake in the Development Company. In addition, the Original Agreement provided for a follow-on investment by the Company of an additional $750,000 if certain preliminary FDA testing approvals were secured, with a corresponding increase in the Company's ownership stake in the Development Company to 25%.

     As of November 16, 2005, the Company, the Founder Company and Mr. Grier (together with the Founder Company, the "Other Members") entered into an Amended and Restated Limited Liability Company Agreement (the "Amendment") of the Development Company, which amended and restated the Original Agreement to, among other things, provide for satisfaction of any contingent follow-on investment obligation of the Company in exchange for its making a $50,000 investment on or about the time of execution of the Amendment, and for the conversion of all of the Company's preferential Class B interests in the Development Company (including certain redemption, registration and contingent additional unit rights), as well as all of the interests of Mr. Grier and the Founder Company, into a single non-preferential class of unit interests. The $50,000 follow-on investment increased the Company's ownership stake in the Development Company to 25%, subject to adjustment and dilution. As of March 31, 2006, the Company's ownership stake in the Development Company has been diluted to approximately 21.8% upon the issuance by the Development Company of Development Company units to the original patent licensor in exchange for the original patent licensor's modified royalty agreement with the Development Company. Further dilution of the Company's ownership stake is expected as the Development Company raises additional capital to fund operations.

     If the product is licensed by Development Company to a pharmaceutical partner the Company is entitled to a portion of Development Company's resulting royalties and progress payments. The amount of ownership and royalties to be received by the Company is subject to adjustment, based upon (i) ownership and license arrangements that the Development Company makes with laboratories that provide research and formulation expertise and products, (ii) development or licensing transactions, or (iii) other sources of financing. Development and commercialization of the treatment protocols is highly speculative and subject to numerous scientific, practical, financial and commercial uncertainties.

     Prior to the follow-on investment noted above, the Company carried the investment at the March 31, 2005 restated value of $680,000. As the $50,000 investment increased the Company's equity share by 12.5% to 25% (prior to subsequent dilution noted above), the Company reviewed the original 12.5% investment for impairment, and concluded that the original investment should be reduced to equal the value of the follow-on investment. As such, the Company recorded a loss on the other than temporary decline in the value of its original investment balance. Accordingly, an impairment loss of $630,000 was recorded during the fiscal year ended March 31, 2006. A reconciliation of the investment account is as follows:

Balance March 1, 2005 (as restated)                            $680,000
Add: Follow-on investment, November 16, 2005                     50,000
                                                             ----------
New balance as of December 31, 2005                             730,000
Less:
Impairment loss - Fiscal Year ended March 31, 2006              630,000
Equity in loss of the investment (Development Company)           10,000
                                                             ----------
Balance, March 31, 2006                                        $ 90,000

     As of the March 31, 2007, Mr. Grier was a 2.5% Member of the Development Company and had an option to purchase an approximate 2.5% (25 units) additional ownership stake in the Development Company.

     The two above described medical ventures are the basis of the Medical Investments which relate to the Tracking Stock.

Background of the Investor

     Bernard Zimmerman & Company, Inc., an investment and merchant banking company, also known as, the "Investor", has entered into the Purchase Agreement with the Company. Mr. Bernard Zimmerman, the principal of the Investor was previously the Chairman of the Board and President from 1990 to 1993, and owned 50,000 shares of Common Stock and 100,000 warrants, all of which were sold in 1993. Mr. Zimmerman currently owns no securities of the Company.

     The Investor intends to help position the Company to facilitate a future business combination or transaction with a third party or entity through a merger, reverse merger, consolidation, stock or asset purchase, joint venture or investment in order to maximize future profitability of the Company and stockholder equity. Mr. Zimmerman would be appointed to serve as Chairman of the Board of Directors, filling the vacancy of one of the resigning directors. Pursuant to the Purchase Agreement, subsequent to the consummation of the Transaction, Mr. Zimmerman, once appointed, would serve as a director and officer to the Company and may become a "control person" of the Company as that term is defined in the Securities Exchange Act of 1934.

Effect on Board of Directors

The terms of the Purchase Agreement grants the Investor the right to designate three or more of the Company's nine directors. It is contemplated under the Purchase Agreement that Mr. Zimmerman will designate Mr. Berlin, Mr. Zlatniski and himself as new directors. As such, only one of the four existing directors would remain on the Board, and after the consummation of the Transaction, Mr. Grier will have effected the appointment of three of the four directors. Mr. Zimmerman, as the new Chairman of the Board, may appoint others in the future.

Exemption from Securities Act of 1933

The offering of securities contemplated by the Purchase Agreement is exempt from the registration requirements of Section 5 of the Securities Act of 1933 (the "Securities Act") pursuant to Section 4(2) of the Securities Act as a transaction not involving any public offering of securities.

Use of Proceeds

The proceeds of the proposed sale of the securities would be used for general corporate purposes.

Implications of Large Block Sale

The 75,000 shares of Common Stock plus 250,000 shares of Common Stock which may be acquired by Bernard Zimmerman & Company, Inc. under the Warrant represents 43.2% of the Company's Common Stock outstanding, assuming full conversion of the Warrants, after the consummation of the Transaction. Such a large block of newly issued common shares would dilute each stockholder's effective voting power. See also "Potential Negative Implications to Stockholders from the Purchase Agreement."

Regulatory Requirements

Certain federal or state regulatory requirements must be complied with in connection with the proposed Transaction. The company, however, is not required to obtain approval (other than stockholder approval) in order to consummate the Transaction.

Potential Negative Implications to Stockholders from the Purchase Agreement

While the Board of Directors and management believe the proposed Transaction represents the best available opportunity for stockholders to achieve an increase in the value of their stock, they also stress that the proposed Purchase Agreement may present potentially negative implications to stockholders for the following reasons:

          o After the closing of the Transaction, the Company will immediately realize a $75,000 increase in book value and cash assets of the Company, however, there can be no assurance that there will be a successful future business combination or other transaction effected with an appropriate operating business

          o Current management will no longer control day to day management of the Company.

          o The 75,000 shares of Common Stock plus 250,000 shares issuable upon exercise of the Warrant would represent approximately 43.2% of the Company's total Common Stock outstanding after the closing, assuming full conversion of the Warrants. The issuance of such a large block of shares will dilute each stockholder's effective voting power.

          o The sale could also negatively affect the price of the Common Stock as a result of the dilution to other stockholders caused by the issuance of additional Common Stock and Warrants exercisable into Common Stock to the Investor.

          o The Investor would designate the holders of three of the Company's four Board seats that would exist after Closing and is entitled to appoint additional Directors up to the maximum number allowed by the Company's By-Laws, which is currently five. This would result in their having substantial control over the policy and operations of the Company, including potential material transactions in which the Company may engage.

Dissenter's Rights.

     Pursuant to Section 23-1-44-8 of the IBCL, Company shareholders have the right to dissent and obtain payment of the fair value for their shares.

Reasons for the Transaction

     The Board of Directors and management of the Company have determined that in order to maximize the potential profitability of the Company and benefits to the shareholders of the Company, it is in the best interests of the shareholders and the Company to seek a transaction or series of transactions that will capitalize on the benefits of public ownership while seeking corporate opportunities for the Company. The costs associated with maintaining the Company as a public entity are inappropriate for the Company's current ventures and the Company is currently not positioned to exploit the capital markets generally available to public corporations nor any other advantage or opportunity of being a publicly held company.

     Furthermore, Bernard Zimmerman and Company, Inc., the proposed purchaser of the Common Stock and Warrants has extensive experience in corporate finance and business transactions, an immediate interest and the financial capability to purchase such Common Stock and Warrants, which could be lost if the Company fails to conclude such a sale. No other party or parties have made a definitive offer nor provided any definitive plan for the Company at any price or on any terms and, in any event, the Company has not received any offers or proposals for such a purpose at terms as favorable as those being offered by the proposed Investor. Management has no reason to believe that such an offer may be forthcoming at any time in the future.

Subsequent Plans

       Following the closing of the transactions contemplated by and described in the Purchase Agreement, a new, experienced management team will seek an appropriate merger, reverse merger, acquisition, business combination or other transaction for the Company in order to increase stockholder value and better realize the value inherent in the Company's status as a publicly held company. In the event that the Purchase Agreement is consummated, then the Company's current management will have a very limited role in the management of the Company based on the fact that all current officers will resign and the current directors will hold only one of the four seats on the Board of Directors. Further, the Board may be increased to up to five persons based on the proposed Delaware By-Laws after shareholder approval hereunder (See Proposal Three). In addition, the Company will file the proposed amended and restated certificate of incorporation with the Delaware Secretary of State, as described in Proposal Five (the "Delaware Certificate of Incorporation"). The current management and significant shareholders hold warrants and options and will continue to do so until September 21, 2007, unless exercised earlier.

Effective Time of the Sale

     In accordance with the terms of the Purchase Agreement, the closing of the transactions contemplated by the Purchase Agreement shall occur as soon as practicable following approval by the Company's stockholders.

Conditions to Closing

     The completion of the transactions contemplated by the Purchase Agreement depends upon the satisfaction of a number of conditions, including, among others:

          o Approval of the Purchase Agreement by a majority of the outstanding shares of stock of the Company.

          o Accuracy in all material respects of the representations and warranties contained in the Purchase Agreement.

          o Compliance in all material respects with all agreements and obligations of the Company that is required to be complied with before consummation of the Transaction, and delivery of a certificate to that effect.

          o Common Stock and Warrants (along with the underlying securities issuable thereunder) are to be delivered and are exempt from 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

          o    Absence of any law or injunction preventing the sale.

          o Approval by the stockholders of the Company of the election of the nominees for directors of the Company (see Proposal 1), the investment by Bernard Zimmerman & Company, Inc. (Proposal 2), the reincorporation from Indiana to Delaware in connection with the amendment and restatement of the by-laws and certificate of incorporation of the Company (see Proposals 2, 3, 4 and 5), the issuance of the Class A Stock (see Proposal 6).

Vote Required.

The affirmative vote of the holders of the Company's is not required for the Investor to purchase the Common Stock and Warrants under the terms of the Company's corporate documents, however, the Company desires that a majority of the outstanding shares of the Company vote in favor of the Transaction contemplated by and described in the Purchase Agreement. The Board has determined it will seek the approval of the shareholders in fairness to existing shareholders given that there will be material effects on the Company, including a change in control, amendment to corporate documents, a reincorporation in Delaware and the issuance a tracking stock. In the event the approval of the shareholders is not obtained for this Proposal 2, the Company will not consummate the Transaction or Proposals 3, 4, 5 or 6.

Recommendation of the Board of Directors.

The Board of Directors unanimously recommends that the stockholders vote "FOR" the approval of the Purchase Agreement (Item No. 2 on the proxy card). All material factors the Board of Directors considered in deciding whether to approve and recommend the Purchase Agreement are disclosed in this Proxy Statement.

                                 PROPOSAL THREE
         APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BY-LAWS OF THE
                                   CORPORATION

     The Board is recommending amending and restating the By-Laws of the Company, which will repeal in their entirety all of the currently existing By-Law provisions and substitute the new provisions set forth in the By-Laws which would be adopted upon reincorporation in the State of Delaware ("Delaware By-Laws") attached to this proxy statement as Annex B. Therefore, the current By-Laws will be entirely replaced with the Delaware By-Laws in Annex B.

General Information and Board Approval

     As part of the adoption of the Delaware By-Laws, the Board of Directors has unanimously approved and recommends that the shareholders approve the amended and restated By-Laws, also known as the Delaware By-Laws.

Effect of Change

     The Delaware By-Laws will effect a change in the governing laws of the Company, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Adoption of the Delaware By-Laws" below and "Comparison of Shareholder Rights Before and After the Reincorporation" in Proposal Four.

Reasons for the Adoption of the Delaware By-Laws

     The Board is recommending the Delaware By-Laws in connection with its proposed reincorporation in Delaware. The Board is making this recommendation in order to make the By-Laws more consistent with the changes to Delaware statutes and regulations in contemplation of a reincorporation from Indiana to Delaware. The amendment and restatement reorganizes the By-Laws and makes various changes to clarify language, update terminology and conform the charter to current laws of Delaware. As mentioned above, operating under the current By-Laws can be difficult because its provisions often do not contemplate the current state of the regulatory environment and the conduct of business in Delaware, as well as the Transaction discussed in detail below. The Board believes the material changes to the By-Laws, described below, along with the other changes contained in the Delaware By-Laws will allow for a smother operation of the Corporation upon its reincorporation and in light of the proposed changes to its Certificate of Incorporation upon which you are also being asked to vote.

The Adoption of the Delaware By-Laws

     The Delaware By-Laws have been approved by the current Board of Directors of the Company. Approval of the Delaware By-Laws requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast thereon.

Anti-Takeover Effect of the Delaware By-Laws

     If the Delaware By-Laws are approved, certain provisions of the Delaware Certificate of Incorporation and Delaware By-Laws may have anti- takeover implications.

     Certain provisions of the IBCL, specifically the Constituent Interests Provision and the Control Share Acquisitions Provisions as described in "Comparison of Rights of Shareholders," below, have no comparable provisions under Delaware law. These statutory provisions and certain provisions of the Delaware Certificate of Incorporation and Delaware Bylaws may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Such provisions may make tender offers, and certain other transactions, more difficult or more costly and could discourage or limit shareholder participation in such types of transactions, whether or not such transactions were favored by the majority of the shareholders. As of this date, the Board of Directors is unaware of any specific effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or otherwise.

     See also the risk factors set forth in "Proposal Four" under the Section "Comparison of Shareholder Rights Before and After the Reincorporation" for certain additional risks to shareholders in the adoption of the Delaware By-Laws and for further discussion as provisions of the Delaware By-Laws as they differ from not only the current By-Laws, but from Delaware law under the General Corporation Law of the State of Delaware (the "DGCL").

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE ADOPTION OF THE DELAWARE BY-LAWS

     Because of differences between the IBCL and the DGCL, as well as differences between the Company's governing documents before and after the adoption of the Delaware By-Laws, the adoption of the Delaware By-Law will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the adoption of the Delaware By-Laws, as a result of the differences between the IBCL and the DGCL and the current Bylaws and the Delaware Bylaws.

     The material differences of these bylaws are discussed below. Additional differences are discussed in Proposal Four under the header, "Comparison of Shareholder Rights Before and After the Reincorporation."

Capital Stock.

     After the filing of the Delaware Certificate of Incorporation and Delaware Bylaws, and assuming Proposal Five is approved by the shareholders, the number of authorized shares will increase from 4,000,000, par value $1.00 per share, to 50,010,000, par value $0.01 per share, consisting of 48,500,000 shares of Common Stock, par value $0.01 per share, 510,000 shares of Class A Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share.

     In addition, the holders of the Company's Common Stock will be entitled to such dividends as may be declared from time to time by the Board of Directors from funds legally available therefor, and will be entitled to receive, pro rata, all assets available for distribution to such holders upon liquidation. Holders of Tracking Stock will have no voting or transfer rights except as specifically set forth in the Delaware Certificate of Incorporation and as summarized in Section III of Proposal Five and Proposal Six, and they will hold their shares in book entry form only. No shares of the Company's Common Stock have any preemptive, redemption or conversion rights, or the benefits of any sinking fund.

Size and Classification of the Board of Directors.

     Section 141(b) of the DGCL provides that the board of directors of a Delaware corporation shall consist of one or more members. The number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Section 23-1-33-3 of the IBCL provides that the board of directors of an Indiana corporation must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.

     Pursuant to Section 141(d) of the DGCL, the directors may, by the certificate of incorporation, by an initial bylaw or by a bylaw adopted by a vote of the shareholders, be divided into one, two or three classes. Section 23-1-33-6 of the IBCL provides that the articles of incorporation, or, if the articles of incorporation so authorize, the bylaws, may provide for staggering the terms of directors by dividing the total number of directors into either two or three classes.

     The Company's Board of Directors is currently composed of four members, which number may be changed by the Board of Directors, provided that the number of directors will not be less than three or more than five. The current Certificate of Incorporation and current Bylaws provide that the Board of Directors is not staggered. Similarly, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws provide for staggered terms for directors.

Removal of Directors.

     The current By-Laws are silent as to how directors may be removed. The Delaware Bylaws permit removal of directors, with or without cause, by a vote of the majority of shareholders entitled to vote.

Newly Created Directorships and Vacancies.

     The current Certificate of Incorporation and By-Laws are silent as to how vacancies are to be filled. The Delaware Bylaws provide that vacancies are to be filled by the affirmative vote of a majority of the remaining directors though less than a quorum or by a sole remaining director.

Quorum and Vote Required to Take Action.

     The current Bylaws states that a 1/3 of the directors then elected constitute a quorum. The current Bylaws are silent as to what constitutes a quorum for the transaction of business. The Delaware Bylaws provide that a majority of the total number of directors constitutes a quorum for the transaction of business and that the act of a majority of the directors present at any meeting at which there is quorum is the act of the Board of Directors.

Limitation on Directors' Liability.

     The current Certificate of Incorporation is silent as to the limitations on directors' liability. The current Bylaws and the Delaware Certificate of Incorporation and Bylaws provide that directors liability is limited to the fullest extent permitted by the DGCL.

Special Meetings of Shareholders.

     The current Bylaws permit calling of special meeting in the manner prescribed by the IBCL. The Delaware Bylaws provide that a majority of the Board of Directors, the Chairman, or the President may call a Special Meeting.

Business Combinations Involving Interested Shareholders.

     The current Certificate of Incorporation and current Bylaws are silent as to whether they are governed by Section 23-1-42 of the IBCL. The Delaware Bylaws do not exclude the Company from restrictions imposed under Section 203 of the DGCL.

Control Share Acquisitions.

     The current Certificate of Incorporation and current Bylaws do not specifically exclude the Company, from the restrictions imposed by the Control Share Acquisition Provisions of the IBCL. See also "Proposal Four: Comparison of Shareholder Rights Before and After the Reincorporation: Control Share Acquisition" for a more detailed discussion of Control Share Acquisitions.

Vote by Proxy.

     Under the Delaware By-Laws, and in accordance with Section 212 of the DGCL, proxies are valid for three years from its date of issuance, unless otherwise provided in the proxy. The current Bylaws are silent as to the term of validity of proxies.

Amendment of Certificate or Articles of Incorporation and Bylaws.

     The current Certificate of Incorporation provides for amendments in the manner prescribed by the IBCL. The current Bylaws may be amended by the vote of 2/3 of the directors then in office. The Delaware By-Laws may be amended at an annual or special meeting of the shareholders by the affirmative vote of a majority of shareholders entitled to vote at such meeting. The Delaware Certificate of Incorporation may be amended with the vote of a majority of outstanding shares of Common Stock entitled to vote, or with respect to those votes that would adversely affect any other class of stock, with the vote of a majority of such affected shares.

Advance Notice Provisions.

     The current Bylaws and Certificate of Incorporation do not establish an advance notice procedure for shareholders to make nominations of candidates for election as directors, nor of notice of shareholder meetings. The Delaware Bylaws provide that the record date and notice of shareholder meetings be delivered to each stockholder entitled to vote at such meeting no less than 10 days nor more than 60 days prior to such meeting in order to be consistent with
Section 222 of the DGCL. The Delaware By-Laws do not establish an advance notice procedure for shareholders to make nominations of candidates for election as directors.

Effective Time

     If the Delaware By-Laws are approved, it is anticipated that the Delaware By-Laws will become effective at the time discussed in the section describing the Transaction. However, the Delaware By-Laws may be terminated and abandoned by action of the Board of Directors at any time prior to their effective time, whether before or after the approval by the Company's shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Transaction and the adoption of the Delaware By-Laws would be inadvisable or not in the best interests of the Company and its shareholders.

Effect of Not Obtaining the Required Vote for Approval

     If the Delaware By-Laws fail to obtain the requisite vote for approval, the Reincorporation (described in Proposal Four) will not be consummated and the Company will continue to be incorporated in Indiana, and the Transaction (set forth in Proposal Two), along with Proposals Five and Six , even if approved by the Shareholders, may not be effectuated.

VOTING

     Under our current By-Laws and Section 23-1-39-1 of the Indiana Business Corporation Law, the affirmative vote of the holders of the Company's is not required to approve the proposed Delaware By-Laws, however, the Company desires that a majority of the outstanding shares of the Company vote to approve the proposed Delaware By-Laws. The Board has determined it will seek the approval of the shareholders in fairness to existing shareholders given that there will be material effects on the Company including a number of changes to relevant provisions. If the Delaware By-Laws are not approved by the shareholders, or if any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company expects that its current By-Laws, as amended, will continue in effect, and that the balance of the Proposals (other than Proposals One and Seven) will not be effected.

     The Board recommends a vote "FOR" the approval of the adoption of the Delaware By-Laws. Unless marked to the contrary, proxies received will be voted FOR approval of the Delaware By-Laws.

                                  PROPOSAL FOUR
                   APPROVAL OF THE REINCORPORATION TO DELAWARE

     The Board is recommending reincorporating the Company from Indiana to Delaware in connection with, and as part of, amending and restating the By-Laws of the Company. In addition, the approval of the reincorporation from Indiana to Delaware by shareholders is one of the events required in order to effect the Transaction.

THE REINCORPORATION

General Information and Board Approval

     The Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation to Delaware. The reincorporation will be effected pursuant to dissolution of the Indiana corporation and simultaneous incorporation in Delaware (the "Reincorporation").

Effect of Change

     The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." At the effective time of the reincorporation, your shares of Company Common Stock will be deemed an equal number of shares the Company as a Delaware corporation with no further action required on your part.

Reasons for the Reincorporation

     Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the IBCL.

     In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal or tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Indiana, do not have a specialized judiciary for matters relating to corporate issues.

     Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Indiana court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

     Reincorporation from Indiana to Delaware may also make it easier to attract future candidates willing to serve on our Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

     Upon completion of the Reincorporation, the rights of the shareholders of the Company will be governed by the DGCL, the Delaware Certificate of Incorporation and Delaware By-Laws.

The Reincorporation

     At the effective time of the Reincorporation, each outstanding share of the Company's Common Stock will automatically be deemed one share of the Company's Common Stock, as incorporated in Delaware. You will not have to exchange your existing stock certificates of the Company.

     The Delaware Reincorporation has been approved by the current Board of Directors of the Company. Approval of the Reincorporation requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast thereon.

Effective Time

     If the Reincorporation is approved, it is anticipated that the Reincorporation will become effective at the time discussed in the section describing the Transaction. However, the Reincorporation may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company's shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.

Effect of Not Obtaining the Required Vote for Approval

     If the Reincorporation fail to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Indiana, and the Transaction (set forth in Proposal Two), along with Proposals Three, Five and Six, even if separately approved by the Shareholders, may not be effectuated.

Anti-Takeover Effect of Reincorporation

     Delaware, like many other states, permits a corporation to adopt a number of measures which are designed to reduce a corporation's vulnerability to hostile takeover attempts. It should be noted, however, that the Reincorporation is not being proposed in order to prevent any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board.

     Certain differences between Indiana and Delaware law, which will be effective upon consummation of the Reincorporation, could have an impact on unapproved takeover attempts. Section 203 of the DGCL, restricts certain "business combinations" with "interested shareholders" for three years following the date that a person becomes an interested shareholder, unless the Board approves the business combination. For a discussion of differences between the laws of Indiana and Delaware that may affect the shareholders, see "Comparison of Shareholder Rights Before and After the Reincorporation" below.

     The Board recognizes that unsolicited hostile takeover attempts do not always have unfavorable consequences or effects and may provide all of the shareholders with considerable value for their shares. To the extent that the Reincorporation may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reincorporation may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of the Company's shareholders might wish to accept and which might provide a substantial premium over market prices. The Board, however, believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of our business and the possibility of terms which may be less favorable to all of the shareholders than would be available in a Board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the Company's best interests and the best interests of its shareholders.

     Certain provisions of the IBCL, specifically the Constituent Interests Provision and the Control Share Acquisitions Provisions as described in "Comparison of Rights of Shareholders Before and After the Reincorporation," below, have no comparable provisions under Delaware law. These statutory provisions and certain provisions of the Delaware Certificate of Incorporation and Delaware Bylaws may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Such provisions may make tender offers, and certain other transactions, more difficult or more costly and could discourage or limit shareholder participation in such types of transactions, whether or not such transactions were favored by the majority of the shareholders. As of this date, the Board of Directors is unaware of any specific effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or otherwise.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

     Because of differences between the IBCL and the DGCL, as well as differences between the Company's governing documents before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation (and the adoption of the Delaware Bylaws), as a result of the differences among the IBCL and the DGCL.

     The DGCL differs from the IBCL in many respects. The material differences of these statutes are discussed below. In addition, the material differences between the current Certificate of Incorporation and current Bylaws as compared to the Delaware Certificate of Incorporation and Delaware Bylaws are also discussed below. Certain additional differences are discussed in Proposal Four under the header, "Comparison of Shareholder Rights Before and After the Reincorporation."

Capital Stock.

     The Reincorporation will not affect the capital stock of the Company except to the extent that the rights of shareholders will be governed by Delaware law rather than Indiana law.

     At the effective time of the Reincorporation, each outstanding share of the Company's Common Stock will automatically be deemed one share of the Company's Common Stock, as incorporated in Delaware. You will not have to exchange your existing stock certificates of the Company, all of which shall be deemed validly issued, fully paid and nonassessable.

     After the Reincorporation, holders of the Company's Common Stock will continue to be entitled to one vote per share on all matters submitted to a vote of the shareholders, including the election of directors. Both the DGCL and the IBCL permit the certificate or articles of incorporation to allow the Board of Directors to issue and fix the dividend, voting and redemption rights, liquidation preferences and other rights, privileges and restrictions of one or more series of preferred stock without further shareholder action. The Company's Preferred Stock may be issued from time to time in one or more series with such relative dividend, voting and other rights, privileges and restrictions as the Board of Directors may determine. The ability of the Board to issue Preferred Stock and determine its relative dividend, voting and other rights without further shareholder action will not be affected by the Reincorporation. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of the Company, discourage bids for the Company's Common Stock at a premium or otherwise affect the market price of the Company's Common Stock.

Size and Classification of the Board of Directors.

     The Board of Directors of the Company following the Reincorporation will have the same number of directors and composition as the Company's current Board of Directors.

Removal of Directors.

     Section 141(k) of the DGCL provides that any director or the entire board of directors may generally be removed with or without cause by a majority shareholder vote.

     Under Section 23-1-33-8 of the IBCL, directors may be removed in any manner provided in the articles of incorporation. In addition, unless the articles of incorporation provide otherwise, the shareholders or directors may remove one or more directors with or without cause. A director may be removed by the shareholders, if they are otherwise authorized to do so, only at a meeting called for that purpose and such purpose must be stated in the notice of the meeting. A director elected by a voting group of shareholders may be removed only by that voting group.

Newly Created Directorships and Vacancies.

     Under Section 223 of the DGCL, unless the certificate of incorporation or the bylaws of a corporation provide otherwise, a majority vote of the directors then in office may fill vacancies and newly created directorships, even if the number of current directors is less than a quorum or only one director remains. If the directors filling a vacancy on the board constitute less than a majority of the whole board (as measured before an increase in the size of the board), the Delaware Court of Chancery may, upon application of shareholders holding at least 10% of the outstanding voting shares, summarily order an election to fill the vacancy or replace directors chosen by the directors then in office. Unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign effective at a future date, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

     Under Section 23-1-33-9 of the IBCL, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the remaining directors, even if less than a quorum, may fill the vacancy by majority vote. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by shareholders. A vacancy that will occur at a specific later date by reason of resignation of a director effective at a later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

Quorum and Vote Required to Take Action.

     Section 141(b) of the DGCL provides that a majority of the total number of directors shall constitute a quorum for the transaction of business unless the certificate of incorporation or bylaws of the incorporation require a greater number. In addition, unless the certificate of incorporation provides otherwise, the bylaws may provide for a quorum of less than a majority, which in no case shall be less than one-third of the total number of directors. The board of directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present, unless the certificate of incorporation or the bylaws require the vote of a greater number.

     Under Section 23-1-34-5 of the IBCL, unless the articles of incorporation or bylaws require a greater number, a majority of the fixed or prescribed number of directors constitutes a quorum. Additionally, the articles of incorporation or bylaws may authorize a quorum of no fewer than one-third of the fixed or prescribed number of directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the board of directors unless the articles of incorporation or bylaws provide otherwise.

Limitation on Directors' Liability.

     Section 102(b)(7) of the DGCL allows a corporation, through its certificate of incorporation, to limit or eliminate the personal liability of directors to the corporation and its shareholders for damages for breach of fiduciary duty. However, this provision excludes any limitation on liability for: (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock; or
(iv) any transaction from which the director derives an improper personal benefit.

     Section 23-1-35-1 of the IBCL provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with Section 23-1-35-1 and the breach or failure to perform constitutes willful misconduct or recklessness. Subject to this standard, a director who votes or assents to distributions in violation of Section 23-1-28-3 of the IBCL or the articles of incorporation is personally liable to the corporation for the amount of the illegal distribution and is entitled to contribution from the other directors who voted for or assented to such distribution and the shareholders who received the distribution.

Indemnification of Directors and Officers.

     Section 145 of the DGCL provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than certain actions by or in right of the corporation) because he or she is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; or in a criminal proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the board of directors) in defending a civil, criminal or administrative proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. To indemnify a party, the corporation must determine that the party met the applicable standards of conduct.

     Section 23-1-37-8 and Section 23-1-37-13 of the IBCL provide that a corporation may indemnify any individual made a party to a proceeding (including a proceeding by or in the right of the corporation) because the individual is or was a director, officer, employee or agent of the corporation against liability incurred in the proceeding if the individual acted in good faith and reasonably believed (i) in the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in the corporation's best interests and (ii) in all other cases, that the individual's conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, the individual must have had either reasonable cause to believe the conduct was lawful or no reasonable cause to believe that it was unlawful. In addition, Section 23-1-37-9 and Section 23-1-37-13 provide that a corporation, unless limited by its articles of incorporation, must indemnify a director or officer who was wholly successful in the defense of any proceeding to which the director or officer was a party because the director or officer is or was a director or officer of the corporation against reasonable expenses incurred by the director or officer in connection with the proceeding.

     The current Certificate of Incorporation and current Bylaws are silent as to indemnification of directors and officers. However, the officers and Board of Directors have been provided indemnification pursuant to a letter agreement, the form of which is attached hereto as Annex D. The Delaware Certificate of Incorporation and Bylaws provide for mandatory indemnification to the fullest extent permitted by Delaware law. All new directors and officers will also be afforded similar indemnifications.

Dividends.

     Subject to any restrictions in a corporation's certificate of incorporation, Section 170 of the DGCL allows the board of directors of a Delaware corporation to declare and pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

     Section 23-1-28-1 of the IBCL allows a board of directors to make distributions to shareholders, unless otherwise provided in the articles of incorporation. However, pursuant to Section 23-1-28-3 of the IBCL, no distribution may be made if, after giving effect to the distribution the corporation would be unable to pay its debts as they become due in the ordinary course of business or the corporation's assets would be less than the sum of its liabilities plus, except as otherwise specifically allowed by the articles of incorporation, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the rights of preferential shareholders whose rights are superior to those receiving the distribution.

Action by Shareholders through Written Consent.

     Under Section 228(a) of the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the shareholders may be taken in the absence of a meeting, without prior written notice and without a vote. Such action may be taken by the written consent of shareholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Section 3.12 of the Delaware By-Laws also permits action by written consent. Article 8 of the current By-Laws does not explicitly permit shareholder action by written consent, but the current By-Laws incorporate by reference the provisions of the IBCL, including
Section 23-1-29-4, which does permit such action.

     Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a written consent thereto is signed by all of the shareholders entitled to vote on the action.

Special Meetings of Shareholders.

     Under Section 211(d) of the DGCL, special meetings of shareholders may be called by the board of directors and by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws.

     Section 23-1-29-2 of the IBCL provides that a corporation with more than 50 shareholders must hold a special meeting of shareholders on demand of its board of directors or the person or persons specifically authorized to do so by the articles of incorporation or bylaws.

Cumulative Voting.

     Both Section 214 of the DGCL and Section 23-1-30-9 of the IBCL allow a corporation to provide for cumulative voting in the certificate of incorporation or the articles of incorporation. Neither the current Certification or Bylaws or the Delaware Certificate of Incorporation or Bylaws provide for cumulative voting.

Necessary Vote to Effect Merger (Not Involving Interested Shareholder).

     The DGCL requires a majority vote of the shares outstanding and entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251(c)) or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign corporation") (Section 252(c)). However, unless required by the certificate of incorporation, Sections 25(f) and 252(e) do not require a vote of the shareholders of a constituent corporation surviving the merger if: (i) the merger agreement does not amend that corporation's certificate of incorporation; (ii) each share of that corporation's stock outstanding before the effective date of the merger is identical to an outstanding or treasury share of the surviving corporation after the merger; and
(iii) in the event the merger plan provides for the issuance of common stock or securities convertible into common stock by the surviving corporation, the common stock issued and the common stock issuable upon conversion of the issued securities do not exceed 20% of the shares outstanding immediately before the effective date of the merger.

     Section 23-1-40-3 of the IBCL requires a majority vote of the shares entitled to vote in order to effectuate a merger or share exchange. However, the vote of the shareholders of the surviving corporation on a plan of merger is not required if: (i) the articles of incorporation of the surviving corporation will not differ from its articles before the merger; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same proportionate number of shares relative to the number of shares held by all such shareholders (except for shares of the surviving corporation received solely as a result of the shareholder's proportionate shareholdings in the other corporations party to the merger), with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

Business Combinations Involving Interested Shareholders.

     Section 203 of the DGCL provides that, with certain exceptions, a Delaware corporation may not engage in any of a broad range of business combinations, such as mergers, consolidations and sales of assets, with an "interested shareholder" for a period of three years from the date that such person became an interested shareholder unless: (i) the transaction that results in the person's becoming an interested shareholder or the business combination is approved by the board of directors of the corporation before the person becomes an interested shareholder; (ii) upon consummation of the transaction which results in the shareholder becoming an interested shareholder, the interested shareholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares owned by certain employee stock plans; or
(iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock, excluding shares owned by the interested shareholder, at a meeting of shareholders. Under Section 203, an "interested shareholder" is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiary, that is the owner of 15% or more of the outstanding voting stock of the corporation or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation or any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder.
Section 203 does not apply to a corporation that so provides in an amendment to its certificate of incorporation or bylaws passed by a majority of its outstanding shares at any time. Such shareholder action does not become effective for 12 months following its adoption and would not apply to persons who were already interested shareholders at the time of the amendment.

     Sections 23-1-43-1 to 23-1-43-23 of the IBCL restrict the ability of a "resident domestic corporation" to engage in any business combination with an "interested shareholder" for five years after the interested shareholder's date of acquiring shares unless the business combination or the purchase of shares by the interested shareholder on the interested shareholder's share acquisition date is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested shareholder may effect a combination after the five-year period only if such shareholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. For purposes of the above provisions, "resident domestic corporation" means an Indiana corporation that has 100 or more shareholders. "Interested shareholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (ii) an affiliate or associate of the resident domestic corporation and at any time within the five-year period immediately before the date in question was the beneficial owner of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The above provisions do not apply to corporations that so elect in its original articles of incorporation or in an amendment to its articles of incorporation approved by a majority of the disinterested shares. Such an amendment, however, would not become effective for 18 months after its passage and would apply only to stock acquisitions occurring after its effective date.

Control Share Acquisitions.

     Pursuant to Sections 23-1-42-1 to 23-1-42-11 of the IBCL ("Control Share Acquisition Provisions"), an acquiring person who makes a "control share acquisition" in an "issuing public corporation" may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of such shareholders held upon the request and at the expense of the acquiring person. Unless otherwise provided in a corporation's articles of incorporation or bylaws before a control share acquisition has occurred, in the event that control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all voting power, all shareholders of the issuing corporation have dissenters' rights to receive the fair value of their shares. Under the IBCL, "control shares" means shares acquired by a person that, when added to all other shares of the issuing public corporation owned by that person or in respect of which that person may exercise or direct the exercise of voting power, would otherwise entitle that person to exercise voting power of the issuing public corporation in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more. "Control share acquisition" means, subject to certain exceptions, the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within 90 days or pursuant to a plan to make a control share acquisition are considered to have been acquired in the same acquisition. "Issuing public corporation" means a corporation which is organized in Indiana, has 100 or more shareholders, has its principal place of business, its principal office or substantial assets within Indiana and has either: (i) more than 10% of its shareholders resident in Indiana; (ii) more than 10% of its shares owned by Indiana residents; or (iii) 10,000 shareholders resident in Indiana. The above provisions do not apply if, before a control share acquisition is made, the corporation's articles of incorporation or bylaws (including board adopted bylaws) provide that they do not apply.

     There is no corresponding provision under the DGCL.

Constituent Interests.

     Section 23-1-35-1 of the IBCL provides that the board of directors, in discharging its duties, may consider, in its discretion, both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation's shareholders, employees, suppliers and customers and the communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. Section 23-1-35-1 specifically provides that certain judicial decisions in Delaware and other jurisdictions, which might be looked upon for guidance in interpreting Indiana law, including decisions that propose a higher or different degree of scrutiny in response to a proposed acquisition of the corporation, are inconsistent with the proper application of that section.

     There is no corresponding provision in the DGCL. The current Certificate of Incorporation and Bylaws do not specifically incorporate these terms.

Procedures to Regulate Changes in Control.

     Section 23-1-22-4 of the IBCL provides that, in addition to any other provision authorized by any other section of the IBCL or contained in the articles of incorporation or the bylaws, a corporation may establish one or more procedures to regulate transactions that would, when consummated, result in a change of "control" of the corporation. Such a procedure may be established in the original articles of incorporation or bylaws, by an amendment to the articles of incorporation or, notwithstanding the fact that a vote of the shareholders would otherwise be required by any other provision of the IBCL or the articles of incorporation, by an amendment to the bylaws. For the purposes of Section 23-1-22-4, "control" means, for any corporation that has 100 or more shareholders, the beneficial ownership, or the direct or indirect power to direct the voting, of not less than 10% of the voting shares of a corporation's outstanding voting shares.

     There is no corresponding provision under the DGCL.

Appraisal Rights; Dissenters Rights.

     Both Section 262 of the DGCL and Section 23-1-44-8 of the IBCL provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead obtain payment of the fair value of their shares. Under Section 262 of the DGCL, unless a corporation's certificate of incorporation provides otherwise, dissenters do not have the rights of appraisal with respect to: (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 shareholders, if the shareholders receive (a) shares in the surviving corporation, (b) shares of another corporation that are publicly listed or held by more than 2,000 shareholders, (c) cash in lieu of fractional shares described in (a) and (b) of this paragraph, or (d) any combination of the above; or (ii) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger. Under Section 23-1-44-8 of the IBCL, dissenters do not have rights of appraisal with respect to shares of any class or series of stock registered on a national securities exchange or traded on the National Association of Securities Dealers, Inc. Automated Quotation System Over-the-Counter Markets-National Market or a similar market or unless the articles of incorporation, bylaws or resolution of the board of directors provide that non-voting shares are entitled to dissent, if they were not entitled to vote on the corporate reorganization.

Redeemable Shares.

     Section 151(b) of the DGCL provides that the certificate of incorporation or a resolution of the board of directors providing for the issuance of a class of stock may make such class of stock subject to redemption at the option of the corporation or the shareholders, or upon the happening of a specified event, as long as immediately following any such redemption the corporation has at least one share of at least one series of stock with full voting powers.

     Section 23-1-25-1 of the IBCL provides that the articles of incorporation of a corporation may authorize one or more classes of shares that are redeemable or convertible as specified in the articles of incorporation at the option of the corporation, the shareholder or another person or upon the occurrence of a designated event.

Vote by Proxy.

     Under the Delaware By-Laws and Section 212 of the DGCL, proxies are valid for three years from its date of issuance, unless otherwise provided in the proxy. The IGCL provides that proxies are valid for eleven (11) months unless a shorter or longer period is expressly provided in the appointment.

Rights, Warrants or Options.

     Under Section 157 of the DGCL, rights or options to purchase shares of any class of stock may be authorized by a corporation's board of directors subject to the provisions of the certificate of incorporation. The terms of such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board of directors.

     Under Section 23-1-26-5 of the IBCL, a corporation, acting through its board of directors, may create or issue rights, options or warrants for the purchase of shares or other securities of the corporation or any successor in interest of the corporation. The board of directors shall determine the terms upon which the rights, options or warrants are issued, their form and content and the consideration for which the shares or other securities are to be issued.

Preemptive Rights.

     Under Section 102(b)(3) of the DGCL and Section 23-1-27-1 of the IBCL, absent an express provision in a corporation's certificate of incorporation or articles of incorporation, a shareholder does not, by operation of law, possess preemptive rights to subscribe to an additional issue of stock. Neither the current Certificate of Incorporation nor current Bylaws nor Delaware Certificate of Incorporation nor Delaware Bylaws provide for preemptive rights.

Amendment of Certificate or Articles of Incorporation and Bylaws.

     Section 242 of the DGCL and Sections 23-1-38-7 of the IBCL permit a corporation to amend its certificate of incorporation or articles of incorporation in any respect, provided the amendment contains only provisions that would be lawful in an original certificate of incorporation or articles of incorporation filed at the time of amendment. To amend a certificate of incorporation or the articles of incorporation, the board must adopt a resolution presenting the proposed amendment. In addition, under the DGCL, a majority of the shares entitled to vote, as well as a majority of shares of each class entitled to vote, must approve the amendment to make it effective. Under the IBCL, an amendment to the articles of incorporation of an Indiana corporation generally may be adopted if the votes cast favoring the amendment exceed the votes cast opposing the amendment, except that any amendment that would create dissenters' rights must be approved by a majority of the votes entitled to be cast. Under the DGCL and the IBCL, when the substantial rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, the affected series may vote as a class.

     Under Section 242(b)(2) of the DGCL, the right to vote as a class may be limited in certain circumstances. Any provision in the certificate of incorporation which requires a greater vote than required by law cannot be amended or repealed except by such greater vote. Section 242(c) of the DGCL provides that, in its resolution proposing an amendment, the board may insert a provision allowing the board to abandon the amendment, without concurrence by shareholders, after the amendment has received shareholder approval but before its filing with the Secretary of State.

     Section 109 of the DGCL provides that the power to amend the bylaws rests with the shareholders entitled to vote, although the certificate of incorporation may confer the power to amend the bylaws upon the board of directors. Section 109 further provides that the fact that the certificate of incorporation confers such power upon the board of directors neither limits nor divests the shareholders of the power to amend the bylaws. Section 23-1-39-1 of the IBCL, on the other hand, provides that, unless the articles of incorporation provide otherwise, only the board of directors of a corporation may amend the bylaws.

Inspection of Books and Records.

     Section 220 of the DGCL entitles any shareholder of record of a corporation, in person or by an agent, upon written demand under oath stating the purpose thereof, to inspect during usual business hours, for any proper purpose, the corporation's stock ledger, a list of its shareholders and its other books and records, and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a shareholder.

     Section 23-1-52-2 of the IBCL entitles any shareholder of a corporation to inspect and copy, during regular business hours, certain enumerated corporate records if the shareholder gives the corporation at least five days' advance written notice. Certain records may be inspected only if: (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable particularity the shareholder's purpose and (iii) the records to be inspected are directly connected with the shareholder's purpose.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The following discussion addresses the material federal income tax consequences of the reincorporation that are applicable to holders of shares of the Company's Common Stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of the Company's Common Stock, or any foreign, state or local tax considerations. Accordingly, holders of the Company's Common Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation.

     The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

     The Company believes that the reincorporation and the resulting reincorporation of the Company from Indiana to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of shares of the Company's Common Stock upon consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the Common Stock of the Company as a Delaware corporation will be the same as the aggregate tax basis of shares of the Company' Common Stock as an Indiana corporation.

REGULATORY APPROVAL

     To the Company's knowledge, the only required governmental approval or filing necessary in connection with the consummation of the reincorporation will be the filing of the Articles of Dissolution with the Secretary of State of Indiana and the filing of the Certificate of Incorporation with the Secretary of State of Delaware. Any federal or state regulatory requirements that must be complied with in connection with the proposals set forth herein shall be obtained in accordance with the requirements of the appropriate regulatory authorities.

VOTING

     The vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed Delaware Reincorporation. If the Reincorporation is not approved by the shareholders, or if any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company expects that it will not reincorporate, and that the balance of the Proposals (other than Proposals One and Seven) will not be effected, and the Transaction will not be consummated.

     The Board recommends a vote "FOR" the approval of the Reincorporation. Unless marked to the contrary, proxies received will be voted FOR approval of the Reincorporation.

                                  PROPOSAL FIVE
                             APPROVAL OF AMENDED AND
                       RESTATED ARTICLES OF INCORPORATION

GENERAL INFORMATION

     The Board is recommending amending and restating the Certificate of Incorporation of the Company, which will repeal in their entirety its existing Certificate of Incorporation provisions and substitute the new provisions set forth in the Certificate of Incorporation which would be adopted upon Reincorporation in the State of Delaware ("Delaware Certificate of Incorporation") attached to this proxy statement as Annex C. Therefore, the current Certificate of Incorporation will be entirely replaced with the Delaware Certificate of Incorporation in Annex C. The Board is recommending the Delaware Certificate of Incorporation, generally to make the Certificate of Incorporation more consistent with the Delaware statutes and regulations in contemplation of the Reincorporation from Indiana to Delaware. The Delaware Certificate of Incorporation reorganizes the Certificate of Incorporation and makes various changes to clarify language, update terminology and conform the charter to current laws of Delaware, as well as to authorize the issuance of a new class of securities, to decrease the par value of our Common Stock, to approve the authorization of a blank check preferred class of shares and to increase the number of authorized shares of Common Stock. As mentioned above, operating under the current Certificate of Incorporation can be difficult because its provisions often do not contemplate the current state of the regulatory environment the conduct of business in Delaware, as well as the Transaction. The Board believes the material changes to the Certificate of Incorporation, described below, along with the other changes contained in the Delaware Certificate of Incorporation will allow for a smother operation of the Corporation upon its Reincorporation and in light of the proposed changes to its Certificate of Incorporation upon which you are also being asked to vote.

     I. INCREASE TOTAL NUMBER OF AUTHORIZED SHARES, AND DECREASE THE PAR VALUE
        ----------------------------------------------------------------------
OF COMMON STOCK
---------------

General Information and Board Approval

     The Board of Directors approved on January 10, 2007, and is recommending to the shareholders for approval at the annual meeting, as part of the Delaware Articles of Incorporation, a provision that would increase the number of shares of stock which the Company is authorized to issue from 4,000,000 to 50,010,000, consisting of (i) 48,500,000 shares of Common Stock, and decreasing the par value from One Dollar ($1,00) to One Cent ($0.01), (ii) 510,000 shares of a tracking stock known as the Class A Common Stock, par value $0.01 per share,
(iii) 1,000,000 shares of Preferred Stock, par value $0.01 per share. This proposal is referred to elsewhere in this proxy statement as the "Common Stock Authorization Increase." The Board determined that this amendment is advisable and should be considered at the annual meeting. The full text of the proposed Delaware Certificate of Incorporation is attached hereto as Annex C.

Purpose and Effect of Proposed Increase

     The Company currently has 4,000,000 shares of authorized common stock. As of the record date, the Company has 427,069 shares of common stock issued and outstanding. The Company has reserved for issuance 81,666 shares of common stock in connection with its currently outstanding options and warrants.

     The proposed Delaware Certificate of Incorporation would increase the number of shares of stock the Company is authorized to issue from 4,000,000 to 50,010,000, consisting of (i) 48,500,000 shares of Common Stock, and simultaneously decrease the par value from One Dollar ($1,00) to One Cent ($0.01), (ii) 510,000 shares of a tracking stock known as the Class A Common Stock, par value $0.01 per share, (iii) 1,000,000 shares of Preferred Stock, par value $0.01 per share. The additional 44,500,000 shares of Common Stock (excluding Class A Common Stock) would be a part of the same existing class of Common Stock, and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock option grants and recapitalizations or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock, except as described elsewhere in this Proxy Statement. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

     The Company may issue shares of common stock in connection with acquisitions, mergers, reverse mergers, or joint ventures in the future. In addition, depending on market conditions and the Company's needs over time, the Company may in the future issue equity securities to raise additional capital.

     The proposed Delaware Certificate of Incorporation would permit the issuance of additional shares, at the discretion of the Board, up to the new maximum authorization. If the Board deems it to be in the best interests of the Company and its shareholders to issue additional shares of common stock in the future, the Board will not generally seek further authorization by vote of the shareholders, unless such authorization is otherwise required in a specific case by law or by any other exchange on which the Company 's common stock may be quoted. The Board believes it is prudent for the Company to have this flexibility. The holders of common stock are not entitled to preemptive rights. Accordingly, the issuance of additional shares of common stock will have the effect, under certain circumstances, of diluting the ownership, earnings per share, and voting right of shareholders.

     The proposed increase in the number of shares of common stock that the Company is authorized to issue is not intended to inhibit a change in control of the Company. The Board is aware, however, that an increase in the number of authorized but unissued shares of common stock could discourage, or make more difficult, efforts to obtain control of the Company. We could use the increased number of authorized shares to frustrate persons attempting to gain control of the Company that would otherwise pay an above-market premium favored by a majority of stockholders. For example, the Board could privately place shares with purchasers who may join with the Board in opposing a hostile takeover or issue securities that would dilute the stock ownership of persons seeking to obtain control of the Company. Several shareholder groups own a significant amount of the Company 's outstanding stock, and this proposal is not directed towards, nor resulting from any agreement or understanding with, such holders. However, it is expected that such groups will be voting in favor of the Proposals set forth herein, There are certain provisions in our bylaws and articles of incorporation (as well as in the bylaws and certificate of incorporation that will govern in the event that the proposed reincorporation in Delaware is approved by the shareholders and consummated) that also could have an anti-takeover effect, in particular the ability to grant shares of the preferred stock which would be authorized upon the approval of our Delaware Certificate of Incorporation. The Board is not aware of any pending or threatened efforts to acquire control of the Company and is not recommending this proposal as part of an anti-takeover strategy.

Amendment and Restatement of the Certificate of Incorporation

     If this proposal is approved, a Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware which would, in effect, amend and restate the Company's existing Certificate of Incorporation currently filed with the Secretary of State of Indiana.

     The form of our Delaware Certificate of Incorporation is set forth in its entirety at Annex C. This proposal is dependent on the other proposals set forth in this Proxy Statement under Proposals 2, 3, 4 and 6, and, in the event that any or all of such other proposals are not approved, the Company does not intend to effect this approval sought under this Proposal. However, if all of the Proposals are approved, including this Proposal Number 5, the increase in authorized shares will be accomplished by filing the Delaware Certificate of Incorporation with the Secretary of State of Delaware which effectively amends and restates our current Certificate of Incorporation.

Voting

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed Delaware Certificate of Incorporation, which, in turn would effectively authorize the increase authorized shares of stock from 4,000,000 to 50,010,000, consisting of (i) 48,500,000 shares of Common Stock, and to decrease the par value from One Dollar ($1,00) to One Cent ($0.01), (ii) 510,000 shares of Class A Common Stock, par value $0.01 per share, (iii) 1,000,000 shares of Preferred Stock, par value $0.01 per share. If the Delaware Certificate of Incorporation is not approved by the shareholders, or if any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company expects that its current Restated Articles of Incorporation, as amended, which currently authorize the issuance of 4,000,000 shares of common stock, will continue in effect, and the Transaction will not be consummated.

     The Board recommends a vote "FOR" the adoption of the Delaware Certificate of Incorporation, which would effectively authorize the increase authorized shares from 4,000,000 to 50,010,000 and reduce the par value of the Common Stock from One Dollar ($1.00) to One Cent ($0.01). Unless marked to the contrary, proxies received will be voted FOR approval of the Delaware Certificate of Incorporation.

     II. AUTHORIZATION OF 1,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK
         ------------------------------------------------------------------

General Information and Board Approval

     On January 10, 2007, our Board of Directors authorized and approved, subject to shareholder approval, an amendment to authorize the creation of 1,000,000 shares of preferred stock (the "Blank Check Preferred"), which our Board of Directors deemed to be in the best interests of the Company and our shareholders.

Terms of the Blank Check Preferred

     The proposed amendment, which would be a part of the Delaware Certificate of Incorporation, would change our Certificate of Incorporation to provide for 1,000,000 shares of "blank check" preferred shares, as more specifically set forth in Section 4.1 if the Delaware Certificate of Incorporation attached hereto as Annex C.

     The authorization of the Blank Check Preferred will become effective upon the filing of the Delaware Certificate of Incorporation with the Delaware Secretary of State.

     The preferred stock to be authorized is commonly referred to as "blank check" preferred stock ("Blank Check Preferred") because the Blank Check Preferred would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors from time to time. As such, the Blank Check Preferred would be available for issuance without further action by our shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which our securities are then trading or quoted.

     The Board of Directors believes that the creation of Blank Check Preferred is advisable and in the best interests of our company and our shareholders for several reasons. The authorization of the Blank Check Preferred would permit the Board of Directors to issue such stock without shareholder approval and, thereby, provide us with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable us to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special shareholders' meeting to approve a contemplated stock issuance.

     The authorization of the Blank Check Preferred would also afford us greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of our outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate that they would support the Board in opposing a hostile takeover bid. The availability of Blank Check Preferred could have the effect of delaying a change of control and of increasing the consideration ultimately paid to our company and our shareholders. The proposed Blank Check Preferred amendment to the existing Certificate of Incorporation is not intended to be an anti-takeover measure, and we are not aware of any present third party plans to gain control of our company.

     The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of the common stock cannot be stated until the Board determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the shareholders. Holders of the common stock will not have preemptive rights with respect to the Blank Check Preferred.

     Although we may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, we currently have no binding agreements, arrangements or commitments with respect to the issuance of the Blank Check Preferred.

Voting

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed Delaware Certificate of Incorporation, which, in turn would effectively approve the authorization of the Blank Check Preferred. If the Delaware Certificate of Incorporation is not approved by the shareholders, or if any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company expects that its current Restated Articles of Incorporation, as amended, which currently do not provide for the Blank Check Preferred, will continue in effect, and that the balance of the Proposals (other than Proposals One and Seven) will not be effected.

     The Board recommends a vote "FOR" the adoption of the Delaware Certificate of Incorporation, which would effectively approve the authorization of the Blank Check Preferred. Unless marked to the contrary, proxies received will be voted FOR approval of the Delaware Certificate of Incorporation.


     III. AUTHORIZATION OF THE "TRACKING STOCK" KNOWN AS CLASS A COMMON STOCK
          -------------------------------------------------------------------

General Information and Board Approval

     On January 10, 2007, our Board of Directors authorized and approved, subject to shareholder approval, an amendment to the certificate of incorporation which would authorize a new class of common stock designated as Class A Common Stock "tracking stock" (also referred to as the "Tracking Stock")) consisting of 510,000 shares, which our Board of Directors deemed to be in the best interests of the Company and our shareholders.

Terms of the "Tracking Stock"

     We will initially authorize 510,000 shares of the Tracking Stock. The rights, terms, preferences and privileges of the Tracking Stock are more particularly set forth in Article 12 of the Delaware Certificate of Incorporation attached hereto as Annex C. We intend the Tracking Stock to reflect the performance of the Medical Investments. In this proxy statement, we will also ask for your approval to issue the Tracking Stock to holders of record as of the Record Date as a tracking stock and to holders of certain currently held outstanding options and warrants of current officers and directors who are entitled to receive such distributions upon the exercise of such outstanding instruments (if they exercise their options or warrants before their expiration).

     Holders of the Tracking Stock shall only be entitled to vote upon the following matters: (i) authorizing, effecting or validating the merger or consolidation of the Company into or with any other corporation if such merger, reverse merger or consolidation would materially adversely affect the powers or rights of the Tracking Stock either directly by amendment of the provisions of the Delaware Certificate of Incorporation relating to the Tracking Stock or indirectly by requiring the holders of the Tracking Stock to accept or retain, in such merger, reverse merger or consolidation, anything other than shares of such class or shares of the surviving or resulting corporation having, in either case, powers and rights identical to those of the holders of Class A Common Stock prior to such merger or consolidation; or (ii) any proposed amendment of the Delaware Certificate of Incorporation which would alter or change the powers, preferences or special rights of holders of the Tracking Stock so as to affect them adversely.

     If the Delaware Certificate of Incorporation is approved by the shareholders, and the Transaction is consummated, we will file the Delaware Certificate of Incorporation which would effectively implement the authorization of the Tracking Stock. The Company will not seek to list the Tracking Stock on any securities exchange or with NASDAQ, nor will the Tracking Stock be quoted at any time. In addition, the Tracking Stock will not be certificated or transferable. If a shareholder sells his or her Common Stock after the date which is set by the Board of Directors as the record date for determining who is entitled to receive the Tracking Stock, he or she will continue to be a stockholder of the Company insofar as such holder owns the Tracking Stock, given that it is non-transferable. See the section entitled "Proposal Six: Approval of the Issuance of the Tracking Stock: The Tracking Stock Proposal" for information regarding the transaction in which the Tracking Stock are to be issued.

Voting

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed Delaware Certificate of Incorporation, which, in turn would effectively approve the authorization of the Tracking Stock. If the Delaware Certificate of Incorporation is not approved by the shareholders, or if any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company expects that its current Restated Articles of Incorporation, as amended, which currently do not provide for the Tracking Stock, will continue in effect, and that the balance of the Proposals (other than Proposals One and Seven) will not be effected, and the Transaction will not be consummated.

     The Board recommends a vote "FOR" the adoption of the Delaware Certificate of Incorporation, which would effectively approve the authorization of the Tracking Stock. Unless marked to the contrary, proxies received will be voted FOR approval of the Delaware Certificate of Incorporation.

                                  PROPOSAL SIX
                APPROVAL OF THE ISSUANCE OF THE "TRACKING STOCK"
                          KNOWN AS CLASS A COMMON STOCK

THE TRACKING STOCK PROPOSAL

     In connection with the Transaction, and subject to shareholder approval, we intend to issue a new class of securities known as the Class A Common Stock, which is a "tracking stock" (referred to herein as "Class A Common Stock" or "Tracking Stock"). The authorization of the Class A Common Stock is also subject to your approval in Proposal Five. Note that the sale of Common Stock and Warrants to Bernard Zimmerman & Company, Inc. will close after the distribution of the Class A Common Stock to existing shareholders, and, as such, Bernard Zimmerman & Company, Inc. will receive no "tracking stock" in the contemplated issuance.

     On January 10, 2007, our Board of Directors authorized and approved, subject to shareholder approval, the amendment and restatement, in its entirety, of the Company's current Certificate of Incorporation which effectively authorizes and issues the Tracking Stock to shareholders as of the date which is set by the Board of Directors as the record date for determining who is entitled to receive the Tracking Stock on the Company's books only.

     If the shareholders approve the tracking stock proposal, we will be authorized to amend and restate our current certificate of incorporation to authorize the Board of Directors to issue a series of common stock known as the Class A Common Stock.

     To be clear, "tracking stock" is a type of common stock that the issuing company intends to reflect (or "track") the performance of a particular business. In this case, the Tracking Stock is being issued to track the Company's medical investments in, and ventures with, New York University School of Medicine and T3 Therapeutic, LLC (the "Medical Investments"). Tracking stock is an equity interest in a corporation or, in this case, a segment of a corporation, with rights determined in part by reference to the performance of specific assets of the corporation.

     As noted above, we propose creating a new series of common stock, to be designated as Class A Common Stock, in the form of tracking stock. We will initially authorize 510,000 shares of Class A Common Stock. The rights, terms, preferences and privileges of the Tracking Stock is more particularly set forth in Article 12 of the Delaware Certificate of Incorporation attached hereto as Annex C. We intend the Tracking Stock to reflect the performance of the Medical Investments. Given that the Tracking Stock is non-transferable, non-listed, non-voting and non-certificated, we can't assure you that any perceived value of the Tracking Stock will in fact reflect the performance of the Medical Investments as we intend. Holders of either the Tracking Stock or Common Stock will also continue to be common stockholders of the Company for so long as they hold shares of either the Tracking Stock or the Common Stock and, as such, may be subject to risks associated with an investment in the Company as a whole and all of our businesses, assets and liabilities. If a shareholder sells his or her Common Stock, he or she will continue to be a stockholder of the Tracking Stock, as it is non-transferable.

     If the Delaware Certificate of Incorporation is approved by the shareholders, and the Transaction is consummated, and we file the Delaware Certificate of Incorporation implementing the tracking stock proposal, we will issue to holders of Common Stock of record on a date to be set by the Board of Directors, as a distribution, one share of Tracking Stock for each share of Common Stock held by each shareholder.

     The Board of Directors believes that designating the Class A Common Stock as a tracking stock will segregate the value of the Medical Investments and assist in the current shareholders maintaining such accrued value after the consummation of the Transaction. In addition, in the event the Company ultimately engages in a strategic transaction, the tracking stock will help the value of the Medical Investments remain with the existing shareholders, while preserving the financial, tax, strategic and operational benefits of being a single enterprise. This proposal will not result in a distribution or spin-off of any of our assets or liabilities and will not affect ownership of our assets or responsibility for our liabilities. Holders of Tracking Stock will all be stockholders of the same company and subject to all risks associated with an investment in the Company and all of our businesses, assets and liabilities. This series of Class A Common Stock does not represent ownership interests in the assets of any business group, but they do entitle their holders to certain special rights to receive distributions as set forth in Section III of Proposal Five and in Proposal Six.

     You are being asked to consider and vote in favor of the tracking stock proposal. If you approve the Delaware Certificate of Incorporation, you will have effectively approved the tracking stock proposal. Our Board of Directors, in its sole discretion, may determine not to proceed with the tracking stock proposal at any time prior to the effectiveness of the Delaware Certificate of Incorporation, or may determine not to designate Class A Common Stock in the Delaware Certificate of Incorporation.

DISTRIBUTION OF DIVIDENDS

We currently intend to distribute to holders of the Tracking Stock, net revenue received as a result of the Medical Investments, by way of a dividend or other form of distribution, as declared by our Board in accordance with the Delaware Certificate of Incorporation.

EXEMPTION FROM SECURITIES ACT OF 1933

The offering of securities contemplated by the Purchase Agreement is exempt from the registration requirements of Section 5 of the Securities Act pursuant to
Section 4(2) of the Securities Act as a transaction not involving any public offering of securities. These securities will be non-transferable, non-listed, non-voting and non-certificated, and may not be offered and sold by recipients absent registration or exemption from such registration requirements.


                                  RISK FACTORS

When evaluating whether to vote in favor of the tracking stock proposal, you should carefully consider the risk factors described below, as well as the other information included in this proxy statement, before you decide how to vote on the proposals.

WE CANNOT PREDICT THE PRICE AT WHICH OUR COMMON STOCK WILL TRADE FOLLOWING THE ISSUANCE OF THE TRACKING STOCK.

The market price of our Common Stock after the Transaction may not equal or exceed the current market price of our Common Stock. Some of the terms of the Tracking Stock and Common Stock may adversely affect the trading price of the Common Stock, including the segregation of the Medical investments into the Tracking Stock. Holders of Common Stock and Tracking Stock will be common stockholders of the Company and will not have any legal rights relating to specific assets of the Company, outside of their respective classes.

Holders of Common Stock and Tracking Stock will be stockholders of the same company. As a result, holders of Tracking Stock will continue to be subject to all of the risks of an investment in the Company and all of our businesses, assets and liabilities. The issuance of Tracking Stock, and the allocation of assets and liabilities and stockholders' equity between the Company generally, and the Medical Investments will not result in a distribution or spin-off to stockholders of any of our assets or liabilities and will not affect ownership of our assets or responsibility for our liabilities or those of our subsidiaries. The assets we attribute to the Company as a whole will reflect the liabilities of the Medical Investments, whether such liabilities arise from lawsuits, contracts or indebtedness that we attribute to another segment of the Company - namely, the two segments of the Company would consist of (i) the segment of the Company which contains the Medical Investments and (ii) the balance of the Company, independent of the Medical Investments. If we are unable to satisfy one segment's liabilities out of the assets we attribute to it, we may be required to satisfy those liabilities with assets we have attributed to another segment of the Company. Further, holders of Common Stock and Tracking Stock will only have the rights specified in our restated charter, and will not have any legal rights related to specific assets of any other specific segment of the Company, outside of their respective classes. Further, in the event you dispose of your Common Stock, you will continue to hold the Tracking Stock; however, in such event your rights will be limited to those afforded to holders of the Tracking Stock only.

THE TRACKING STOCK IS NON-TRANSFERABLE.

If a shareholder sells his or her Common Stock after the date which is set by the Board of Directors as the record date for determining who is entitled to receive the Tracking Stock, he or she will continue to be a stockholder of the Company insofar as such holder owns the Tracking Stock, given that it is non-transferable.

THE TRACKING STOCK HAS UNCERTAIN VALUE.

The Company currently attributes minimal value to the Medical Investments (to which the Tracking Stock relates) which may ultimately be written down to zero. Accordingly, the Company could elect to write off the value of such assets from the financial statements of the Company. In addition, the Medical Investments could be pledged, disposed of for no value, or otherwise transferred, in each case, with no resulting distribution to the holders.

FINANCIAL PERFORMANCE OF ONE SEGMENT OF THE COMPANY COULD ADVERSELY AFFECT THE OTHER SEGMENT

The financial performance of the Medical Investments or the other segments of the Company could affect our consolidated results of operations or financial condition and could, if significant, affect the results of operations or financial condition of the other group and any value of the Tracking Stock relating to the Company in general.

IF THE MEDICAL INVESTMENTS ENCOUNTER FINANCIAL DIFFICULTY, THE VALUE OF THE COMPANY'S COMMON STOCK MAY SUFFER FOR REASONS UNRELATED TO THE PROSPECTS OF THAT SEGMENT OF THE COMPANY

Financial results of each segment of the Company - namely, the segment consisting of the Company as a whole, independent of the Medical Investments, and the segment which contains the Medical Investments - will affect the Company's consolidated results of operations, financial position and borrowing costs. This could affect the results of operations or financial position of the Company as a whole or the market price of the Common Stock even though such losses relate solely to the segment of the Company related to the Medical Investments. Even though the Medical Investments are held in connection with the Tracking Stock, their status could be perceived as part of the Company, and poor performance could import itself to the Common Stock value. In addition, the investments are revaluated on an ongoing basis which could result in a material adverse effect on the shareholder's equity in the Company, including that of both the holders of Common Stock and of the Tracking Stock.

HOLDERS OF TRACKING STOCK HAVE NO VOTING RIGHTS, EXCEPT THE LIMITED RIGHTS TO PROTECT THEIR OWN EXISTING INTERESTS.

Because of the limited voting rights of holders of the Tracking Stock, their rights could be adversely impacted with no power to vote thereupon. Holders of Tracking Stock may only vote upon (i) authorizing, effecting or validating the merger or consolidation of the Company into or with any other corporation if such merger or consolidation would materially adversely affect the powers or rights of holders of Tracking Stock either directly by amendment of the provisions of the Delaware Certificate of Incorporation relating to the Tracking Stock or indirectly by requiring the holders of Tracking Stock to accept or retain, in such merger or consolidation, anything other than shares of such class or shares of the surviving or resulting corporation having, in either case, powers and rights identical to those of the Tracking Stock prior to such merger or consolidation; or (ii) any proposed amendment of the Delaware Certificate of Incorporation which would alter or change the powers, preferences or special rights of Tracking Stock so as to affect them adversely.

THE COST OF MAINTAINING SEPARATE SEGMENTS WILL LIKELY EXCEED THE COSTS ASSOCIATED WITH OPERATING THE COMPANY AS A SINGLE ENTITY

The costs associated with implementing the tracking stock proposal and the ongoing costs of operating separate segments - namely, consisting of the Company as a whole, independent of the Medical Investments, and the segment which contains the Medical Investments - will likely exceed the costs associated with operating the Company as it currently exists. At a minimum, the issuance of Tracking Stock will result in a complex capital structure.

HAVING MULTIPLE SERIES OF COMMON STOCK COULD CREATE POTENTIAL CONFLICTS OF INTEREST AND OUR BOARD OF DIRECTORS COULD MAKE DECISIONS THAT ADVERSELY AFFECT STOCKHOLDERS OF ONE OR BOTH GROUPS

Having two series of common stock could give rise to occasions when the interests of holders of one or more series might diverge or appear to diverge from the interests of holders of the remaining series. Our Board of Directors, in its sole discretion, will make operational and financial decisions and implement policies that may affect these businesses differently, potentially favoring one group at the expense of the other. Examples of such disparate allocations include decisions as to, how to allocate consideration received in connection with a merger involving the Company among holders of each series of common stock in accordance with Article 12.8 of the Delaware Certificate of Incorporation; whether or when to approve dispositions of assets of any group; and how to allocate available cash between the Company, generally, and the Medical Investments and decisions as to whether and how to make transfers of funds from one group to another depending on the source of revenue or available cash, cash equivalents or market securities, within the limits of Article 12 of the Delaware Certificate of Incorporation.

If directors own disproportionate interests (in percentage or value terms) in Common Stock or Tracking Stock, that disparity could create or appear to create potential conflicts of interest when they are faced with decisions that could have different implications for the stockholders of any group. However, the Company does not expect to make any further investments, medical or otherwise, in the Medical Investments.

PRINCIPLES OF DELAWARE LAW MAY PROTECT DECISIONS OF OUR BOARD OF DIRECTORS THAT HAVE A DISPARATE IMPACT UPON HOLDERS OF COMMON STOCK AND TRACKING STOCK

Delaware law provides that a board of directors owes an equal duty to all stockholders regardless of class or series and does not have separate or additional duties to the holders of any particular class or series of stock. Recent cases in Delaware involving tracking stocks have established that decisions by directors or officers involving differing treatment of tracking stocks may be judged under the "business judgment rule." Under these principles of Delaware law and the "business judgment rule," you may not be able to challenge board of directors' decisions that have a disparate impact upon holders of Common Stock or Tracking Stock, if the board of directors is adequately informed with respect to such decisions and acts in good faith and in the honest belief that it is acting in the best interest of our stockholders and does not have a conflict of interest.

STOCKHOLDERS WILL NOT VOTE ON HOW TO ALLOCATE CONSIDERATION RECEIVED IN CONNECTION WITH A STRATEGIC INVESTMENT, MERGER OR TRANSACTION OF THE COMPANY BETWEEN HOLDERS OF COMMON STOCK OR TRACKING STOCK

Our Delaware Certificate of Incorporation will not contain any provisions governing how consideration received in connection with a merger or consolidation involving the Company is to be allocated among the holders of Common Stock and Tracking Stock, to the extent permitted under the Delaware Certificate of Incorporation and Delaware By-Laws. While holders of Tracking Stock are only entitled to the portion of cash, cash equivalents or market securities that the Board allocates and are derived from the Medical Investments, it may be unclear as to how to apportion the allocation of such amounts in a total business combination or transaction involving the Company. Holders of the Tracking Stock shall only be entitled to vote upon authorizing, effecting or validating such merger or consolidation of the Company into or with any other corporation if such merger, reverse merger or consolidation would materially adversely affect the powers or rights of the Tracking Stock either directly by amendment of the provisions of the Delaware Certificate of Incorporation relating to the Tracking Stock or indirectly by requiring the holders of the Tracking Stock to accept or retain, in such merger, reverse merger or consolidation, anything other than shares of such class or shares of the surviving or resulting corporation having, in either case, powers and rights identical to those of the holders of Class A Common Stock prior to such merger or consolidation. As a result, the consideration to be received by holders of Common Stock or Tracking Stock in any such merger or consolidation may be materially less valuable than the consideration they would have received if that group had been sold separately or if they had a separate class vote on such merger or consolidation.

OUR BOARD OF DIRECTORS HAS SOLE DISCRETION TO CHANGE CASH MANAGEMENT AND ALLOCATION POLICIES WITHOUT STOCKHOLDER APPROVAL, WHICH COULD FAVOR ONE GROUP TO THE DETRIMENT OF THE OTHERS

Our Board of Directors has the power to adopt certain policies relating to cash management and allocations between the Company, generally, and the segment devoted to the Medical Investments. Although it has no present intention to do so, the Board of Directors may, in the exercise of its business judgment in accordance with the directors' fiduciary duties to the Company and our stockholders, modify, rescind or add to any of these policies. A decision to modify or rescind these policies, or adopt additional policies, could have different effects on the holders of Common Stock or Tracking Stock, or could adversely affect the holders of one series of common stock compared to the other. The Board of Directors' discretion to change these policies makes it riskier to be a holder of Common Stock or Tracking Stock than a holder of ordinary common stock. Our Board of Directors will make any decision relating to these matters in the good faith business judgment that the decision is in the best interests of the Company and all of our stockholders as a whole. We cannot assure you that the policies determined by our Board of Directors are as favorable to the holders of Common Stock or Tracking Stock than policies that could be set by a group if it were a separate company.

WE MAY DISPOSE OF ASSETS OF THE COMPANY OR OF THE MEDICAL INVESTMENTS SEGMENT WITHOUT YOUR APPROVAL

Delaware law requires stockholder approval only for a sale or other disposition of all or substantially all of the assets of the Company. Holders of the Tracking Stock shall only be entitled to vote upon (i) authorizing, effecting or validating the merger or consolidation of the Company into or with any other corporation if such merger, reverse merger or consolidation would materially adversely affect the powers or rights of the Tracking Stock either directly by amendment of the provisions of the Delaware Certificate of Incorporation relating to the Tracking Stock or indirectly by requiring the holders of the Tracking Stock to accept or retain, in such merger, reverse merger or consolidation, anything other than shares of such class or shares of the surviving or resulting corporation having, in either case, powers and rights identical to those of the holders of Class A Common Stock prior to such merger or consolidation; or (ii) any proposed amendment of the Delaware Certificate of Incorporation which would alter or change the powers, preferences or special rights of holders of the Tracking Stock so as to affect them adversely. As long as the contemplated transaction does not fall into one of the above categories, we may approve sales and other dispositions of any amount of the assets of that group without any stockholder approval. If we dispose of all or substantially all of the assets of any group, we would be required, if the disposition is not an exempt disposition under the terms of our restated charter, to choose one of the following two alternatives:

     o    declare and pay a dividend; or

     o    redeem shares of the relevant series of common stock,

in each case, only to the extent permitted under the Delaware Certificate of Incorporation.

Consequently, holders of any series of common stock may receive less value for their shares than the value that a third-party buyer might pay for all or substantially all of the assets of such group. The Board of Directors will decide, in its sole discretion, how to proceed and is not required to select the option that would result in the highest value to holders of Common Stock or Tracking Stock.

The Company may incur a tax liability upon a sale of the assets of a group, which would be allocated to that group and reduce the amount available for distribution to the holders of the tracking stock for that group. By contrast, if the group were a separate corporation whose stock was held directly by such holders, they could sell their stock directly to the buyer, in which case no corporate-level tax would be incurred. Consequently, the holders of tracking stock could receive less upon a disposition of a group than they would if they held directly stock of a corporation that owned only that group.

WE ARE NOT REQUIRED TO PAY DIVIDENDS EQUALLY ON COMMON STOCK AND TRACKING STOCK

Although we do not intend to change our current dividend policy with respect to our existing Common Stock, we may pay cash dividends, to the extent cash, cash equivalents or marketable securities becomes available in accordance with the Delaware Certificate of Incorporation, to the holders of the Tracking Stock, our Board of Directors could elect to pay dividends on neither series of common stock, on one, but not both series of common stock, or on both series of common stock, in equal or unequal amounts. Such a decision would not necessarily have to reflect the financial performance of either the segment of the Company that contains the Medical Investments or the balance of any assets of the Company; the amount of assets available for dividends on either series of common stock, or any other factor.

WE MAY NOT ISSUE TRACKING STOCK AT ALL

This proxy statement describes our current intentions regarding the future issuance of Tracking Stock. Because this issuance is subject to various conditions and uncertainties, we cannot assure you that the issuance will occur in the event that tax liabilities, federal or state securities laws, or other regulations or unforeseen circumstances prevent us from doing so.

THE IRS COULD ASSERT THAT THE RECEIPT OF TRACKING STOCK IS TAXABLE TO YOU OR US OR THAT THE TRACKING STOCK IS "SECTION 306 STOCK"

We have been advised by our special tax counsel that unless you receive cash in lieu of fractional shares, no income, gain or loss will be recognized by you or the Company for U.S. Federal income tax purposes as a result of the distribution of a dividend of Tracking Stock to the holders of Common Stock, as we presently contemplate such transaction would be carried out. However, the IRS could disagree. There are no court decisions or other authorities that control the tax treatment of tracking stock such as Class A Common Stock. In addition, the IRS has announced that it will not issue rulings on the characterization of stock with characteristics similar to Tracking Stock. It is possible, therefore, that the IRS could successfully assert that the receipt of Tracking Stock could be taxable to the Company or you. In addition, it is possible that the IRS will successfully assert that Tracking Stock is section 306 stock, with the consequence that the sale price on a subsequent disposition of that stock would be treated as ordinary income. See "The Tracking Stock Proposal--Certain U.S. Federal Income Tax Considerations" below.

FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE OF THE "TRACKING STOCK"

     The following discussion addresses the material federal income tax consequences of the Reincorporation that are applicable to holders of shares of the Company's Common Stock, and the related Tracking Stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of the Company's Common Stock, or any foreign, state or local tax considerations. Accordingly, holders of the Company's Common Stock, and future owners of the Tracking Stock, are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

     The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

     The Company believes neither you nor the Company will recognize any income, gain or loss for federal income tax purposes as a result of the issuance of the Tracking Stock. Moreover, we believe that, except where cash is received in lieu of fractional shares, if any, neither you nor the Company will recognize any income, gain, or loss upon the distribution of a dividend of Tracking Stock to the holders of Common Stock, as we presently contemplate such transactions would be carried out. There are, however, no court decisions bearing directly on similar transactions, and the Internal Revenue Service has announced that it will not issue advance rulings on the federal income tax consequences of such transactions. Thus, you should consult a tax advisor.

REGULATORY APPROVAL

     To the Company's knowledge, the only required governmental approval or filing necessary in connection with the issuance of the Tracking Stock will be certain required filings under the '34 Act. Any federal or state regulatory requirements that must be complied with in connection with the proposals set forth herein shall be obtained in accordance with the requirements of the appropriate regulatory authorities.

VOTING

     The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote is required to approve the issuance of the Tracking Stock. If the Delaware Certificate of Incorporation is not approved by the shareholders, or if any of the other Proposals contained herein are not approved by the shareholders (other than Proposals One and Seven which will be effected regardless of the outcome of the other Proposals), the Company will not issue the Tracking Stock and expects that its current Restated Articles of Incorporation, as amended, which currently do not provide for the Tracking Stock, will continue in effect, and that the balance of the Proposals (other than Proposals One and Seven) will not be effected, and the Transaction will not be consummated.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ISSUANCE OF THE TRACKING STOCK. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF THE TRACKING STOCK.

                                 PROPOSAL SEVEN
               RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

GENERAL INFORMATION

     Sallee & Company, Inc. ("Sallee") had previously acted as the independent registered public accounting firm (the "independent auditor"). On May 25, 2006, the Company accepted the resignation of Sallee, and on May 25, 2006 engaged Mahoney Sabol & Company, LLP ("MS&Co. ") as the Company's new principal independent registered public accounting firm to audit its financial statements for the fiscal year ended March 31, 2006. The reports of our independent auditor on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's two most recent fiscal years and any subsequent interim period preceding the resignation by Sallee, there were no disagreements with Sallee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     The Board in its capacity as Audit Committee has also appointed MS&Co. as the independent auditors of the Company for the fiscal years ending March 31, 2007 and 2008. A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of MS&Co. as the Company's independent auditors for fiscal year ended March 31, 2008. If the stockholders do not ratify the appointment of MS&Co., the Audit Committee will reconsider the appointment.

     A representative of MS&Co. may be present at the Annual Meeting. Such representative, if present, will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     The services to be provided by MS&Co. for the fiscal year ending March 31, 2007 will include performing the audit of the fiscal 2007 financial statements and reviewing quarterly reports. MS&Co. has no direct or indirect interest in the Company. The Board of Directors has considered whether the provision of non-audit services by MS&Co. is compatible with maintaining MS&Co.'s independence.

Audit and Non Audit Fees

           The following table presents fees for professional audit services rendered by Sallee and by MS&Co. (as applicable) for the audit of the Company's annual financial statements for the years ended March 31, 2007, 2006 and 2005.

                               Fiscal Year Ended           Fiscal Year Ended       Fiscal Year Ended
                               ------------------          ------------------      ------------------
                               March 31, 2007 (1)             March 31, 2006       March 31, 2005 (3)
                               ------------------          ------------------      ------------------

     Audit Fees (4)            $             *             $        12,000(2)      $        11,815

     Audit-Related Fees (5)    $             *             $         4,000(3)      $         2,015

     Tax Services (6)          $             *             $         1,200(2),(3)  $         2,755

     All Other Fees            $             *             $            -0-        $            -0-

     * These services have not yet been completed as of the date of this mailing, and accordingly, we are unable to determine what the actual fees will be.

     (1)  Services to be performed by MS&Co.

     (2)  Services performed by MS&Co.

     (3)  Services performed by Sallee.

     (4) Audit fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company 's quarterly reports.

     (5) Audit-related fees are fees principally for professional services rendered in connection with accounting consultations and additional audit procedures related to corporate acquisitions, consultations and additional audit procedures concerning the initial adoption or consideration of new financial accounting and reporting standards, consultations regarding SEC reporting and disclosure matters pertaining to the Company's annual form 10-KSB filing.

     (6) Tax service fees consist of compliance fees for the review and preparation of original tax returns as well as tax consulting and planning related fees.


BOARD OF DIRECTORS PRE-APPROVAL POLICY

     The Board of Directors, acting as Audit Committee, has not adopted pre-approval policies and procedures with respect to services provided by the independent auditor, as all services are approved by the Board prior to the services being provided.

VOTING

     THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF MS&CO. AS THE COMPANY'S INDEPENDENT AUDITORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR RATIFICATION OF MS&CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDED MARCH 31, 2007 AND FISCAL YEAR ENDING MARCH 31, 2008.

       REPORT OF THE BOARD OF DIRECTORS IN ITS CAPACITY AS AUDIT COMMITTEE

     Securities and Exchange Commission rules require that a company's proxy statement contain a report of its audit committee. The Company has not designated a separate Audit Committee and, accordingly, its Board serves that function. All members of the Board are not deemed independent members under applicable standards. The Board believes at least one of its members is a "financial expert" within the meaning of the Act. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements and internal control over financial reporting in accordance with the Public Company Accounting Oversight Board standards and to issue a report thereon. The Board monitors these processes.

     The Board in its capacity as Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence.

     Annually the independent auditors will present to the Board in its capacity as Audit Committee services expected to be performed by the independent auditor over the next 12 months. The Board in its capacity as Audit Committee will review and, as it deems appropriate, pre-approve those services. The services and estimated fees are to be presented to the Board in its capacity as Audit Committee for consideration in the following categories: Audit, Audit-Related, Tax and All Other (each as defined in Schedule 14A under the Securities Exchange Act of 1934). For each service listed in those categories, the Committee is to receive detailed documentation indicating the specific services to be provided. The term of any pre-approval is 12 months from the date of pre-approval, unless the Board in its capacity as Audit Committee specifically provides for a different period. The Board in its capacity as Audit Committee will review on at least a quarterly basis the services provided to date by the independent auditor and the fees incurred for those services. The Board in its capacity as Audit Committee may also revise the list of pre-approved services and related fees from time to time, based on subsequent determinations.

     In the performance of its oversight function, the Board has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2006 with management and with the Company's independent auditors. Specifically, the Board in its capacity as Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and supplemented. The Board has received the written disclosures and the letter from the Company's independent auditors, Mahoney Sabol & Company, LLP ("MS&Co."), required by Independence Standards Board No. 1, Independence Discussions With Audit Committees, as amended and supplemented. Additionally, the Board has discussed with MS&Co. the issue of its independence from the Company and has concluded that MS&Co. is independent.

     The Board has also discussed with the Company's internal auditors and independent auditors, with and without management present, their evaluations of the Company's internal control over financial reporting and the overall quality of the Company's financial reporting.

                                  Submitted by:
            THE BOARD OF DIRECTORS IN ITS CAPACITY AS AUDIT COMMITTEE

     Joel M. Greenblatt (Chairman)          Jack C. Brown
     Daniel L. Nir                          Edward B. Grier III

     The Report of the Board in its capacity as Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE BOARD, IN ITS CAPACITY AS COMPENSATION COMMITTEE, ON EXECUTIVE COMPENSATION

     The material in this report is not deemed soliciting material, or will be deemed filed with the SEC or will be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date of this proxy statement and irrespective of any general incorporating language in such filing.

     The Board in its capacity as Compensation Committee is responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. The Board in its capacity as Compensation Committee did not meet during fiscal years ended March 31, 2006 or March 31, 2007. The purpose of this report is to inform stockholders of the Company's compensation policies for executive officers.

Compensation Philosophy

     Given that the Company has not paid any material compensation to any employee for fiscal year ended March 31, 2007, or 2006 the Board in its capacity as Compensation Committee has not been required to apply or analyze any compensation policies or to set any policy.

Stock Options

     The Plan was established to provide all employees and consultants of the Company with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. Stock options only have value to the employee or consultant if the price of the Company's stock appreciates in value from the date the stock options were granted. Stockholders also benefit from such stock price appreciation.

     Given that the Company has not granted any stock options during the fiscal year ended March 31, 2007, the Board in its capacity as Compensation Committee has not been required to apply or analyze any related compensation policies.

Principal Executive Officer Compensation

     Given that the Company has not paid any compensation to executive officers for fiscal year ended March 31, 2007, the Board in its capacity as Compensation Committee has not been required to apply or analyze any compensation policies.

Conclusion

     In the event the Company evolves to a point where employee, officer and executive compensation is an issue, the Company will revisit its compensation policies to develop an appropriate rubric of procedures and criteria for awards.

                                  Submitted by:
        THE BOARD OF DIRECTORS IN ITS CAPACITY AS COMPENSATION COMMITTEE

     Joel M. Greenblatt (Chairman)          Jack C. Brown
     Daniel L. Nir                          Edward B. Grier III

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company requires that all transactions between the Company and its executive officers, directors and other affiliates must be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board, and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company's policy is not reduced to writing, but is observed and recognized in all minutes and consents where related transactions are at issue.

     As of June 25, 2002, the Company entered into a joint venture agreement (the "Original Agreement") under which it has provided development funding to a newly-formed private limited liability company, T3 Therapeutics, LLC, a Delaware limited liability company (the "Development Company"), for specified drug treatment protocols for thyroid and cardiovascular disease, in exchange for an equity interest in the Development Company. Such treatments are in early stage development and involve the use of novel formulations of hormones, delivered in controlled release formulations. Funding provided by the Company is being used for the purpose of financing development of new formulations of such hormones, and to conduct animal and human clinical trials.

     Under the Original Agreement, (i) T3 Therapeutics, Inc. (the "Founder Company") contributed to the Development Company all of its right, title and interest in the design, development and research of certain medicinal products in exchange for an 87.5% Class A ownership stake in the Development Company,
(ii) the Company provided development funding of $750,000 to the Development Company in exchange for a 12.5% preferential Class B ownership stake in the Development Company, and (iii) Mr. Edward Grier, a vice president and director of the Company, was granted an option to purchase 25 Class B units in the Development Company. In connection with the consummation of the transactions contemplated by the Original Agreement, Mr. Grier purchased 25 Class A units in the Development Company from the Founder Company for $150,000, which resulted in the Founder Company having an 85% Class A ownership stake in the Development Company and Mr. Grier having a 2.5% Class A ownership stake in the Development Company. In addition, the Original Agreement provided for a follow-on investment by the Company of an additional $750,000 if certain preliminary FDA testing approvals were secured, with a corresponding increase in the Company's ownership stake in the Development Company to 25%.

     As of November 16, 2005, the Company, the Founder Company and Mr. Grier (together with the Founder Company, the "Other Members") entered into an Amended and Restated Limited Liability Company Agreement (the "Amendment") of the Development Company, which amended and restated the Original Agreement to, among other things, provide for satisfaction of any contingent follow-on investment obligation of the Company in exchange for its making a $50,000 investment on or about the time of execution of the Amendment, and for the conversion of all of the Company's preferential Class B interests in the Development Company (including certain redemption, registration and contingent additional unit rights), as well as all of the interests of Mr. Grier and the Founder Company, into a single non-preferential class of unit interests. The $50,000 follow-on investment increased the Company's ownership stake in the Development Company to 25%, subject to adjustment and dilution. The Company's ownership stake in the Development Company has been diluted to approximately 21.8% upon the issuance by the Development Company of Development Company units to the original patent licensor in exchange for the original patent licensor's modified royalty agreement with the Development Company. Further dilution of the Company's ownership stake is expected as the Development Company raises capital to fund operations.

     As of March 31, 2007, Mr. Grier was a 2.5% Member of the Development Company and held an option to purchase an approximate 2.5% additional ownership stake in the Development Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's Common Stock, to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Company with a copy of each such report. The Securities and Exchange Commission regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to the fiscal year ended March 31, 2007.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 2005, all Section 16(a) filing requirements applicable to its officers, directors and more than 10 percent stockholders were complied with.


Quantitative and Qualitative Disclosures About Market Risk

     There have been no material changes in the Company's interest rate risk position. Other types of market risk, such as foreign exchange rate risk and commodity price risk, do not arise in the normal course of the Company's business activities.


                                  OTHER MATTERS

Matters Which May Come Before the Annual Meeting

     The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matters properly come before the Annual Meeting for a stockholder vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

Proposals of Stockholders

     Stockholders having proposals that they desire to present at the 2008 Annual Meeting of Stockholders of the Company (the "2008 Annual Meeting") should, if they desire that such proposals be included in the Company's proxy statement relating to such meeting, submit such proposals to the Company prior to a date that the Company will establish based upon the date the Company sets for such meeting. To be included, all submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act, and the Board of Directors directs the close attention of interested stockholders to that rule. Stockholders having proposals that they desire to present at the 2008 Annual Meeting that are not to be included in the proxy materials for the 2008 Annual Meeting, or stockholders who wish to nominate a director for such meeting, must generally do so not less than 60 days nor more than 120 days prior to the 2008 Annual Meeting. Proposals should be mailed to The St. Lawrence Seaway Corporation, Hanna II, Suite P, 6011 E. Hanna Avenue, Beach Grove, Indiana 46203, or to the Company's then current mailing address.

Incorporation by Reference

     Incorporated by reference herein is the Company's Annual Report on Form 10-KSB for fiscal year ended March 31, 2006, which includes Financial Statements and the Management's Discussion and Analysis of Financial Conditions and Results of Operations for fiscal year ended March 31, 2006, and the most recent Form 10-QSB for the quarter and nine months ended December 31, 2006.



                                             By Order of the Board of Directors,
                                             /s/ Jack C. Brown
                                             -----------------
                                             Jack C. Brown
                                             Secretary

May 30, 2007
Beach Grove, Indiana

                                                                         ANNEX A
                                                                         -------

                             AUDIT COMMITTEE CHARTER

                         ST. LAWRENCE SEAWAY CORPORATION
                             AUDIT COMMITTEE CHARTER

I.   MEMBERSHIP

There shall be a Committee of the Board to be known as the Audit Committee ("the Committee"). The Committee shall be comprised of at least three members, each of whom shall be a member of the Board. The members of the Committee shall be elected by the Board for a term of one year or, if any such member shall be elected to fill the remaining term of a prior member, until the expiration of such term. At least one member of the Committee shall be a "financial expert", as defined by SEC regulations. Each member of the Committee shall be financially literate, as interpreted by the Board in its business judgment, or shall become financially literate within a reasonable period of time following his or her appointment.

The Board shall have sole authority to appoint and remove members of the Committee. A chairperson of the Committee shall be designated by the Board from among the members of the Committee.

II.  PURPOSE

The Committee shall provide assistance to the Board in fulfilling the Directors' fiduciary responsibilities relating to:

     o    The integrity of the Corporation's financial statements;
     o    The Corporation's compliance with legal and regulatory requirements;
     o The qualifications, independence and performance of the Corporation's independent auditors; and
     o    The performance of the Corporation's internal audit function.

All actions taken by the Committee shall be in its capacity as a committee of the Board, and no member of the Committee shall be deemed to have assumed any liability beyond that of a member of the Board by virtue of becoming a member of the Committee. The Committee shall seek to maintain free and open communication among directors, independent auditors, internal auditors and management of the Corporation in carrying out its responsibilities pursuant to this Charter. All expenses of the Committee that are necessary or appropriate in carrying out its duties shall be borne by the Corporation.

III. AUTHORITY AND RESPONSIBILITIES

The Committee may form, and delegate authority to, one or more subcommittees consisting of one or more members of the Committee when appropriate and as otherwise permitted by the By-laws of the Corporation as in effect at the time of such formation and/or delegation, including the authority to grant preapprovals of audit and permitted non-audit services as described below, provided that decisions of any such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

In carrying out its responsibilities under this Charter, the Committee shall:

     A. Be solely responsible for the appointment (subject, if applicable, to shareholder ratification), termination, compensation, and oversight of the work of the independent auditors undertaken in connection with preparing or issuing an audit report or related services, including resolution of disagreements between management of the Corporation and the independent auditors with respect thereto. The independent auditors shall report directly to the Committee. Funding for the compensation of the independent auditors, as determined by the Committee, shall be provided by the Corporation.

     B. Preapprove all audit and permitted non- audit services to be provided by the independent auditors (including the fees and other terms thereof), subject to the de minimus exceptions for non- audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services shall be subsequently approved by the Committee prior to the completion of the audit. Funding for the compensation of the auditors in respect of all preapproved services, as determined by the Committee, shall be provided by the Corporation. The Committee shall not engage the independent auditors to perform any of the specific non-audit services proscribed by law or regulation.

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

     C. Receive reports not less frequently than annually from the independent auditors regarding:

               o The critical accounting policies and estimates and other significant accounting practices of the Company;
               o All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, identifying in each instance the ramifications of the use of each such alternative disclosure and the treatment preferred by the independent auditors; and
               o All material written communication between the independent auditors and management of the Corporation (including writings transmitted by email), such as any management letter or schedule of unadjusted differences.
               o Review on an annual basis a report by the independent auditors describing the independent audit firm's internal quality controls and procedures for financial reporting and any material issues raised by the most recent internal quality-control review or by any inquiry or investigation by governmental or professional authorities, respecting one or more independent audits carried out by the independent audit firm.

     D. Review quarterly with the independent auditors and appropriate members of management of the Corporation the adequacy and effectiveness of the internal controls and procedures for financial reporting and disclosure controls and procedures of the Corporation as required by relevant laws and regulations, as well as proposed disclosures and certifications with respect thereto.

     E. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the independent auditors' quality controls are adequate and whether the provision of permitted non- audit services by the independent auditors is compatible with maintaining the independent auditors' independence under relevant laws and regulations as well as applicable accounting literature. The committee shall, not less frequently than annually, present its conclusions with respect to the independent auditors to the Board.

     F. Review and discuss the interim financial statements, the Management's Discussion and Analysis section and other disclosure with management of the Corporation and the independent auditors prior to the filing by the Corporation of any Quarterly Report on Form 10-QSB. Further, the Committee shall discuss with the independent auditors the results of their quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     G. Review and discuss the audited financial statements, the Management's Discussion and Analysis section and other disclosure with management of the Corporation and the independent auditors prior to the filing by the Company of any Annual Report on Form 10-KSB, including in the review with the independent auditors a discussion of their judgment about the quality and acceptability of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Further, the Committee shall discuss with the independent auditor (i) the results of the annual audit,
(ii) any audit problems or difficulties encountered in the course of performing the annual audit and management's response thereto, and (iii) any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     H. Recommend to the Board whether to include the audited financial statements and Management's Discussion and Analysis in the Corporation's Annual Report on Form 10-KSB.

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

     I. Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be used, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     J. Prepare an audit committee report as required by the SEC to be included in the Corporation's annual proxy statement

     K. Review and evaluate the performance of the lead partner of the independent auditor team.

     L. Discuss with management of the Corporation the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including a discussion of the Corporation's risk assessment and risk management policies.

     M. Ensure the rotation of the lead partner of the independent auditor team and the audit partner responsible for reviewing the audit as required by laws or regulations.

     N. Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act (relating to discovery by the independent auditors in the course of its audit or related work for the Corporation of any illegal act) has not been implicated.

     O. Discuss with management of the Corporation and the independent auditors the effect on the Corporation's financial statements and related disclosures of:

               o Proposed regulatory and accounting measures that could affect the Corporation; and
               o    Off-balance sheet structures utilized by the Corporation.

     P. Review the internal audit functions of the Corporation.

     Q. Review with management of the Corporation the policies and practices of the Corporation concerning, and the general content of, earnings press releases and financial information and guidance, if any.

     R. Retain independent legal, accounting or other advisors, all to be funded by the Corporation.

     S. Investigate any matter brought to the Committee's attention within the scope of its duties.

     T. Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, financial reporting, disclosure controls, or auditing matters.

     U. Review and reassess the adequacy of this Charter at least on an annual basis, and present any proposed amendments or revisions of this Charter deemed by the Committee to be necessary or appropriate to the Board for approval.

IV.  MEETINGS

The Committee shall meet no less frequently than quarterly. In addition, or as part of its regularly scheduled meetings, the Committee shall meet with representatives of the Corporation's management and representatives of the independent auditors. As part of the Committee's responsibility to foster open communication in fulfilling its responsibilities under this Charter, the Committee should meet at least annually with management of the Corporation, the director of internal audit, and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee shall make regular reports to the Board.

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

V.   MINUTES

Minutes shall be kept of each meeting of the Committee and shall be provided to each member of the Board as promptly as practicable.

VI.  LIMITATION OF COMMITTEE'S ROLE

It is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are in accordance with generally accepted accounting principles or that the Corporation's disclosures are accurate in all material respects. These are the responsibilities of management of the Corporation and the independent auditors. In addition, it is the responsibility of the Board to determine whether to include audited financial statements and related disclosure regarding the Corporation in the related Annual Report on Form 10-KSB of the Corporation. Nothing contained in this Charter shall be read to directly or indirectly impose any such responsibility upon the Committee.

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

                                                                         ANNEX B
                                                                         -------
                               AMENDED & RESTATED

                    BYLAWS OF ST. LAWRENCE SEAWAY CORPORATION


                                    ARTICLE I

Business Offices


The corporation shall have such offices either within or outside the State of Delaware and within or outside the United States, as the Board of Directors may from time to time determine or as the business of the corporation may require.


                                   ARTICLE II

Registered Offices and Registered Agents

Section 2.1. Delaware. The address of the initial registered office in the State of Delaware and the name of the initial registered agent of the corporation at such address are set forth in the Certificate of Incorporation. The corporation may, from time to time, designate a different address as its registered office or a different person as its registered agent, or both; provided, however, that such designation shall become effective upon the filing of a statement of such change with the Secretary of State of the State of Delaware as is required by law.

Section 2.2. Other States. In the event the corporation desires to qualify to do business in one or more states other than Delaware, the corporation shall designate the location of the registered office in each such state and designate the registered agent for service of process at such address in the manner provided by the law of the state in which the corporation elects to be qualified.


                                   ARTICLE III

Meetings of Shareholders

Section 3.1. Place of Meetings. Meetings of the shareholders shall be held at the principal office of the corporation or any other place (within or outside the State of Delaware and within or outside the United States) designated in the notice of the meeting.

Section 3.2. Annual Meeting. A meeting of the shareholders shall be held annually at such time as the Board of Directors may determine (which shall be, in the case of the first annual meeting, not more than eighteen (18) months after the organization of the corporation and, in the case of all other meetings, not more than twelve (12) months after the date of the fiscal year end of the corporation), at which annual meeting the shareholders shall elect the positions of the Board of Directors then due for election and transact other proper business.

Section 3.3. Special Meetings. A special meeting of the stockholders for any purpose or purposes may be called by a majority of the Board, the Chairman, or the President, to be held at such place, date and hour and for such purpose(s) as shall be designated in the notice or waiver of notice thereof. The place, date and hour of a special meeting shall be designated by the Board or Directors in accordance with Section 3.4.

Section 3.4. Notice. Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the Chairman, President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears in the stock ledger of the corporation, with postage thereon prepaid.

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

Notwithstanding the above paragraph, the corporation shall not be required to give notice of a shareholders' meeting to any shareholder to whom notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such shareholder during the period between such two consecutive annual meetings, have been mailed under the procedures outlined above and have been returned undeliverable. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder delivers to the corporation a written notice setting forth his or her then current address, the requirement that notice be given to such shareholder shall be reinstated.

Section 3.5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, the corporation shall not be required to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. If, however, the adjournment is for more than forty-five (45) days, or if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in Section 3.4 above, to each shareholder of record on the new record date entitled to vote at such meeting.

Section 3.6. Waiver of Notice. Whenever notice is required to be given to any shareholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be the equivalent to the giving of such notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders need be specified in the written waiver of notice.

Section 3.7. Fixing Record Date.

(a) For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) For purposes of determining the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Laws of the State of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of shareholders are recorded. Delivery made to a corporation's registered office shall be by hand, national overnight courier or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) For purposes of determining the shareholders entitled to exercise any rights, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 3.8. Record of Shareholders Having Voting Rights. The officer or agent having charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before each meeting of shareholders, to the extent such has been provided to the corporation by the shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, and showing the name, address, telephone number, facsimile number and electronic mail address of each shareholder, to the extent each is provided by such shareholder. For a period of fifteen (15) days prior to such meeting, the list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where such meeting is to be held. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder at any time during the meeting.

Section 3.9. Shareholder Quorum. Except as otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the holders of a majority of the shareholders entitled to vote at such meeting, represented in person or represented by proxy, shall constitute a quorum at a meeting of shareholders. When a specified item of business is required to be voted on by a class of shareholders (if the shareholders are divided into classes), the holders of a majority of the shareholders entitled to vote at such meeting, represented in person or represented by proxy, shall constitute a quorum for the transaction of such item of business by that class of shareholders. If a quorum is present, the affirmative vote of a majority of the shareholders represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by class is required by the General Corporation Law of the State of Delaware or by the Certificate of Incorporation or by these Bylaws. The directors shall be elected by a plurality of the votes of the shareholders present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders in person or represented by proxy entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 3.10. Voting. Each shareholder entitled to vote in accordance with the Certificate of Incorporation of the corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders, except as may otherwise be provided in the General Corporation Law of the State of Delaware.

A shareholder may vote either in person or by proxy executed in writing by the shareholder or his or her duly authorized attorney-in-fact.

Section 3.11. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting, or a shareholder's duly authorized attorney-in-fact, may authorize another person or persons to act for him/her by proxy.

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

Every proxy must be signed by the shareholder or his or her attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless otherwise provided in the proxy. All proxies shall be revocable.

Section 3.12. Action by Shareholders Without a Meeting. Any action required to be taken or which may be taken at any annual or special meeting of shareholders of the corporation, may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action so taken shall be signed by shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders entitled to vote thereon were present and voted; provided, however, that no written consent shall be effective unless such consent (i) bears the date of signature by each shareholder signing such consent and (ii) is delivered to the corporation within sixty (60) days of the date on which the earliest consent was delivered to the corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.


                                   ARTICLE IV

Directors

Section 4.1. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws specifically reserved to the shareholders.

Section 4.2. Qualification. Directors need not be residents of Delaware or of the United States nor shareholders of the corporation.

Section 4.3. Compensation. The Board of Directors shall have authority to fix the compensation of directors unless otherwise provided in the Certificate of Incorporation.

Section 4.4. Number. The number of directors shall consist of not less than three nor more than five, the exact number of such directors to be determined from time to time by resolution of the Board of Directors.

Section 4.5. Election and Term. Each person named in the Certificate of Incorporation or elected by the incorporator(s) at the organization meeting, as the case may be, as a member of the initial Board of Directors shall hold office until the first annual meeting of shareholders and until his or her successor shall have been elected and qualified or until his or her earlier resignation, removal or death..

Section 4.6. Resignation and Removal of Directors. A director may resign at any time upon written request to the corporation. Furthermore, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the majority of the shareholders entitled to vote for the election of directors or as otherwise provided in the General Corporation Law of the State of Delaware.

Section 4.7. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors or by a sole remaining director. If there is more than one voting class of shareholders, vacancies of directorships elected by such class may be filled by a majority of the directors elected by such class or by a sole remaining director. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

Section 4.8. Quorum and Voting. A majority of the number of directors then fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 4.9. Audit, Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, shall designate an Audit Committee and may designate an Executive Committee from among its members and such other committees consisting of at least one director as determined by the Board of Directors from time to time. Each committee, to the extent provided in such authorizing resolution, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the corporation, as limited by the laws of the State of Delaware.

The Board of Directors, by resolution adopted in accordance with this section, may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent or disqualified member or members at any meeting of such committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 4.10. Place of Meetings. Regular and special meetings of the Board of Directors may be held within or outside the State of Delaware and within or outside the United States.

Section 4.11. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of shareholders each year and at such times thereafter as the Chairman of the Board of Directors will fix. No notice of regular directors' meetings shall be required.

Special meetings of the Board of Directors shall be held at such times as called by the Chairman of the Board, the President of the corporation, or a majority of directors. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, national overnight delivery service, e-mail, telegram, cablegram, or telefax at least 24 hours before the meeting, or by notice mailed to each director at least five (5) days before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice, either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or conveyed, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Members of the Board of Directors may participate in a meeting of such Board or of any committee designated by such Board by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participating by such means shall constitute presence in person at a meeting.

Section 4.12. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the board or committee, as the case may be, consent thereto in writing, and such writing is filed with the minutes of the proceedings of the board or committee. Such consent shall have the same effect as a unanimous vote.

Section 4.13. Director Conflicts of Interest. No contract or other transaction between the corporation and one or more of its directors or between the corporation and any other corporation, partnership, association or other organization in which one or more of the directors of the corporation are directors or officers or are financially interested, shall be void or voidable solely because of such relationship or interest or solely because such director or directors are present at or participate in the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because his or her or their votes are counted for such purpose, if:

         A. The material facts as to the director's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         B. The material facts as to their relationship or interest and as to the contract or transaction are disclosed or known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of such shareholders; or

         C. The contract or transaction is fair as to the corporation at the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.


                                    ARTICLE V

Audit Committee

Section 5.1. Designation. The Board of Directors shall by a resolution adopted by a majority of the entire Board designate an Audit Committee. Members of the Audit Committee may be members of other committees of the Board of Directors and shall be subject to any federal governance requirements. The members of the Audit Committee shall elect a chairman by the affirmative vote of a majority of such members.

Section 5.2. Powers. The power and authority of the Audit Committee shall, to the extent permitted by law, be to (i) initiate or review the results of an audit or investigation, at any time, into the business affairs of the corporation and its subsidiaries, if any; (ii) review the corporation's annual and quarterly reports; (iii) conduct pre-audit and post-audit reviews with the Corporation's management, financial employees and independent auditors; and (iv) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

     Management of the Corporation shall inform the Audit Committee regularly with respect to the business and financial condition of the Corporation and its subsidiaries, if any, and shall notify the Audit Committee promptly of (i) any proposed material change in accounting or financial reporting practices; (ii) any proposed change of independent auditors; and (iii) such other matters as may from time to time be designated by the Board of Directors.

     In connection with the performance of its duties, the Audit Committee shall have unrestricted access to and assistance from the officers, employees and independent auditors of the corporation, and shall be furnished with such resources and support from the Corporation as the Audit Committee shall deem necessary. The Audit Committee shall have standing authority to employ, at the expense of the Corporation, such experts and professionals as the Audit Committee shall deem appropriate from time to time.

Section 5.3. Reports. The Audit Committee shall report to the Board of Directors when and as required by the Board of Directors and when and as deemed appropriate by the Audit Committee, but in any event, not less frequently than quarterly.

Section 5.4. Meetings. Regular meetings of the Audit Committee shall be held not less frequently than quarterly. Special meetings of the Audit Committee may be called by or at the request of the Chairman of the Audit Committee or a majority of the members of the Audit Committee or the Board of Directors upon 24 hours' notice to the members (unless each member waives such notice before or after the meeting).

     Subject to Article 4.11, a notice of the place, date and time and the purpose or purposes of such meeting of the Audit Committee shall be given by the chairman of the Audit Committee and shall be given to each member by mailing, delivering by facsimile transmission, telephoning the same or by delivering the same personally, in each case at least five days before the meeting.

     The Audit Committee may hold its meetings at the principal office of the Corporation or at any other place upon which a majority of the committee may at any time agree.


                                   ARTICLE VI

Executive Committee

Section 6.1. Designation. The Board of Directors may by a resolution adopted by a majority of the entire Board designate an Executive Committee of one or more directors. Members of the Executive Committee may be members of other committees of the Board of Directors. If the Executive Committee has more than one member, the members of the Executive Committee shall elect a chairman by the affirmative vote of a majority of such members.

Section 6.2. Powers. The power and authority of the Executive Committee shall be as determined by the Board of Directors.

Section 6.3. Reports. The Executive Committee shall report to the Board of Directors when and as required by the Board of Directors and when and as deemed appropriate by the Executive Committee, but in any event, not less frequently than by the next succeeding meeting of the entire Board of Directors.

Section 6.4. Meetings. If the Executive Committee has more than one member, special meetings of the Executive Committee may be called by or at the request of the Chairman of the Executive Committee or a majority of the members of the Executive Committee or the Board of Directors upon 24 hours' notice to members (unless each member waives such notice before or after the meeting).

     If the Executive Committee has more than one member, subject to Section 4.11, a notice of the place, date and time and the purpose or purposes of such meeting of the Executive Committee shall be given by the Chairman of the Executive Committee and shall be given to each member by mailing, e-mailing, delivering by facsimile transmission, telephoning the same or by delivering the same personally, in each case at least 24 hours before the meeting.

     The Executive Committee may hold its meetings at the principal office of the Corporation or at any other place upon which a majority of the committee may at any time agree.

                                   ARTICLE VII

Committees Generally

Section 7.1. Appointment. The Board of Directors by a resolution adopted by a majority of the entire Board may from time to time appoint one or more committees, in addition to the Audit Committee and the Executive Committee, for any purpose or purposes, to the extent lawful, which shall have such powers as shall be determined and specified by the Board of Directors in the resolution of designation.

Section 7.2. Procedures, Quorum and Manner of Acting. Each committee shall fix its own rules of procedure, and, except as otherwise provided herein, shall meet where and as provided by such rules or by resolution of the Board of Directors. Except as otherwise provided by law, the presence of a majority of the then appointed members of a committee shall constitute a quorum for the transaction of business by that committee, and in every case where a quorum is present the affirmative vote of a majority of the members of the committee present shall be the act of the committee. Each member of a committee shall have one vote on all matters that come before the committee. Each committee shall keep minutes of its proceedings, and actions taken by a committee shall be reported to the Board of Directors.

Section 7.3. Action by Written Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if all the members of the committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the committee.

Section 7.4. Term; Termination. In the event any person shall cease to be a director of the corporation, such person shall simultaneously therewith cease to be a member of any committee designated by the Board of Directors.

     Any member of any committee may be removed at any time, with or without cause, by a resolution of a majority of the entire Board.

     Any vacancy in any committee occurring for any reason whatsoever may be filled in accordance with a resolution of a majority of the entire Board.


                                  ARTICLE VIII

Officers

Section 8.1. Officers. The officers of the corporation shall consist of a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. A Chairman of the Board, one or more Vice Chairmen, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two (2) or more offices may be held by the same person.

Section 8.2. Duties. The officers of the corporation shall have the following duties:

A. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the Board of Directors and shareholders and shall have such other duties and authority as may be conferred by the Board of Directors. The Chairman may also serve as one or more officers of the corporation if so designated by the Board of Directors.

B. Vice Chairman. The Vice Chairman, if one is elected, shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall also perform whatever duties and have whatever powers the Board of Directors may from time to time assign him/her. If more than one Vice Chairman is elected and the Chairman is absent or becomes disabled, the Board of Directors shall choose one Vice Chairman to perform the duties and exercise the powers of the Chairman.

C. President. The President shall be the chief executive officer of the corporation and shall have general and active management of the business and affairs of the corporation, subject to the direction of the Board of Directors. The President may also serve as the Chairman of the Board if so elected by the Board of Directors. If a Chairman of the Board is not elected, the President shall preside at all meetings of the Board of Directors and shareholders.

D. Vice President. The Vice President, if one is elected, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. He or she also shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign him or her. If more than one Vice President is elected, one thereof shall be designated as Executive Vice President and shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and each other Vice President shall only perform whatever duties and have whatever powers the Board of Directors may from time to time assign him or her.

E. Secretary and Assistant Secretary. The Secretary shall keep accurate records of the acts and proceedings of all meetings of the shareholders and directors. The Secretary shall give all notices required by law and by these Bylaws. In addition, the Secretary shall have general charge of the corporate books and records and of the corporate seal, and he or she shall affix, or attest the affixing of, the corporate seal to any lawfully executed instrument requiring it. The Secretary shall have general charge of the stock ledger of the corporation and shall keep, at the registered or principal office of the corporation, a record of the shareholders showing the name, address, telephone number, facsimile number and electronic mail address of each member. The Secretary shall sign such instruments as may require his or her signature and, in general, shall perform all duties as may be assigned to him or her from time to time by the Chairman, the President or the Board of Directors. The Assistant Secretary, if one is appointed, shall render assistance to the Secretary in all the responsibilities described above.

F. Treasurer and Assistant Treasurer. The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of shareholders, and shall perform such other duties as may be prescribed by the Chairman, the President or the Board of Directors; provided, however, that certain or all of these duties may be vested in one or more officers as designated by the Board of Directors. The Assistant Treasurer, if one is appointed, shall render assistance to the Treasurer in all of the responsibilities described above.

Section 8.3. Election and Term. The officers of the corporation shall be appointed by the Board of Directors or appointed by an officer empowered by the Board to make such appointment. Such appointment by the Board of Directors may be made at any regular or special meeting of the Board. Each officer shall hold office for the period designated by the Board of Directors or officer so designated to appoint, as the case may be.

Section 8.4. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by a majority of the Board whenever, in its judgment, the best interests of the corporation will be served thereby.

Section 8.5. Vacancies. Any vacancy, however occurring, in any office may be filled by a majority of the Board of Directors.

Section 8.6. Compensation. The compensation, if any, of all officers of the corporation shall be fixed by the Board of Directors and may be changed from time to time by a majority vote of the Board of Directors. The fact that an officer is also a director shall not preclude such person from receiving compensation as either a director or officer, nor shall it affect the validity of any resolution by the Board of Directors fixing such compensation. The President shall have authority to fix the salaries, if any, of all employees of the corporation, other than officers elected or appointed by the Board of Directors.


                                   ARTICLE IX

Capital Stock

Section 9.1. Certificates. The instruments of debentures, certificate of shares of the preferred, preference and common capital stock, including the Class A Common Stock of the corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board or the President and also by the Secretary or the Treasurer. The seal of the corporation shall be affixed to all certificates. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or its employee. Notwithstanding the foregoing provisions regarding share certificates or any other provisions of this Article IX, officers of the Corporation may provide that some or all of any or all classes or series of the corporation's capital stock may be uncertificated shares.

Section 9.2. Stock Ledger. All certificates shall be consecutively numbered, and the names of the owners, the number of shares and the date of issue, shall be entered in the corporation's books. The corporation or its duly authorized stock transfer agent shall keep a book to be known as the stock book, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, the number of shares of preferred, preference and common stock held by each respectively, and the time when each became the owner thereof, also entries showing from and to whom such shares shall be transferred, and the number and denomination of all revenue stamps used to evidence the payment of the stock transfer tax as required by the laws of the State of Delaware, which books shall be open daily, during usual business hours, for inspection by any person who shall have been a stockholder of record in such corporation for a least six months immediately preceding his demand; or by any person holding or thereunto in writing authorized by the holders of at least five per centum of any class of its outstanding shares, upon at least five days written demand. Persons so entitled to inspect stock books may not make extracts therefrom.

Section 9.3. Share Transfer. Shares shall be transferred only on the books of the corporation by the holder thereof in person or by his attorney upon the surrender and cancellation of certificates for a like number of shares, and upon tender of stock transfer stamps or the equivalent in money to the extent necessary and sufficient to satisfy all legal requirements for such transfer.

Section 9.4. Board Action. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock of the corporation.

Section 9.5. Lost Certificates. Certificates for shares of stock or for debentures in the corporation may be issued in lieu of certificates alleged to have been lost, stolen, destroyed, mutilated, or abandoned, upon the receipt of
(1) such evidence of loss, theft, destruction or mutilation and a bond of indemnity in such amount, upon such terms and with such surety, if any, as the Board of Directors may require in each specific case, or (2) a request by an appropriate governmental agency or representative for the reissuance of a stock certificate claimed to be abandoned or escheated in accordance with the abandoned property or similar law of the state, or (3) in accordance with general resolutions.

                                    ARTICLE X

Books and Records

Section 10.1. Books and Records. The corporation shall keep correct and complete books and records of accounts and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of directors.

The corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the name, address and telephone number of each shareholder, to the extent the same as been provided by such shareholder.

Any books, records and minutes may be in written form or in any other form capable of being converted into clearly legible written form within a reasonable time.

Section 10.2. Shareholders' Inspection Rights. Any person who is a member, upon written demand under oath stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any time during the corporation's usual hours for business, for any proper purpose as determined under the General Corporation Law of the State of Delaware, the corporation's stock ledger and its other books and records, but may not make copies or extracts therefrom.


                                   ARTICLE XI

Status

The corporation is organized and shall be operated as a corporation organized under Delaware law.


                                   ARTICLE XII

Corporate Seal

The Board of Directors shall provide a corporate seal which shall have the name of the corporation inscribed thereon, and may be a facsimile, engraved, printed, or an impression seal.


                                  ARTICLE XIII

Amendment

These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.

The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

                                   ARTICLE XIV

Limits on Liability of Directors

To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.


                                   ARTICLE XV

Indemnification of Officers and Directors

Section 15.1. Right to Indemnification. Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer or member of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be entitled to indemnification against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement to the fullest extent now or hereafter permitted by applicable law as long as such person acted in good faith and in a manner that such person reasonably believed to be in or not be opposed to the best interests of the corporation; provided, however, that the corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors.

Section 15.2. Advance Payment of Expenses. Expenses (including reasonable attorneys' fees) incurred by any person who is or was an officer, director or member of the corporation, or who is or was serving at the request of the corporation as an officer or director of another corporation, partnership, joint venture, trust or other enterprise, in defending any civil, criminal, administrative or investigative action, suit or proceeding, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he or she is not entitled under applicable law to be indemnified by the corporation.

Section 15.3. Right of Claimant to Bring Suit. If a claim under this Article is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any action or proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation unless such action is based on the claimant having committed an act involving moral turpitude) that the claimant has not met the standards of conduct which make indemnification permissible under the General Corporation Law of the State of Delaware, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 15.4. Contract Rights. The provisions of this Article shall be a contract between the corporation and each director, officer or member to which this Article applies. No repeal or modification of these Bylaws shall invalidate or detract from any right or obligation with respect to any state of facts existing prior to the time of such repeal or modification.

Section 15.5. Rights Non-exclusive. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

Section 15.6. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, member, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article or of applicable law.

Section 15.7. Definitions. For purposes of this Article, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued, and references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

Section 15.8. Continued Coverage. The indemnification and advancement of expenses provided by, or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or member and shall inure to the benefit of the heirs, executors and administrators of such person.


                                   ARTICLE XVI

General Provisions

Section 16.1. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 16.2. Fiscal Year. The fiscal year of the corporation shall end on March 31, unless otherwise fixed by resolution of the Board of Directors.

Section 16.3. Loans. No loans shall be contracted on behalf of the corporation and no evidence of material indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 16.4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors shall direct.

Section 16.5. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 16.6. Counterpart Execution: Facsimile Execution. Any document requiring the signature of the directors and/or shareholders may be executed in any number of counterparts with the same effect as if all of the required signatories had signed the same document. Such executions may be transmitted to the corporation and/or the other directors and/or shareholders by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and shall constitute one and the same agreement.


THESE BYLAWS WERE READ, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF ST. LAWRENCE SEAWAY CORPORATION ON THE ____ DAY OF _______, 2007.


(signed)


_______________________, Secretary

                                                                         ANNEX C
                                                                         -------
                               AMENDED & RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         ST. LAWRENCE SEAWAY CORPORATION


                                   ARTICLE 1.
                                      NAME

         The name of the Corporation is St. Lawrence Seaway Corporation
                              (the "Corporation").

                                   ARTICLE 2.
                           REGISTERED OFFICE AND AGENT

                  The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Wilmington, Delaware 19805. The name of the registered agent at such address is Corporation Service Company.

                                   ARTICLE 3.
                               PURPOSE AND POWERS

                  The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law and to possess and employ all powers and privileges now or hereafter granted or available under the laws of the State of Delaware to such corporations.

                                   ARTICLE 4.
                                 CAPITALIZATION

                  4.1 Authorized Shares. The total number of shares of stock that the Corporation shall have authority to issue is fifty million, ten thousand (50,010,000) shares, consisting of (i) forty eight million, five hundred thousand (48,500,000) shares of common stock, each with a par value of $0.01 (the "Common Stock"), (ii) five hundred, ten thousand (510,000) shares of Class A Common Stock, each with a par value of $0.01 (the "Class A Common Stock"), and (iii) one million (1,000,000) shares of preferred stock, each with a par value of $0.01 (the "Preferred Stock").

                  4.2 Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, including without limitation, the dividend rate, conversion rights, redemption price and liquidation preference, of such series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding). In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of undesignated shares of Preferred Stock.

                  4.3 Dividends on Common Stock. Subject to applicable law and rights, if any, of the holders of any outstanding class or series of Preferred Stock, dividends on the Common Stock may be declared and paid out of funds of the Corporation legally available therefor and shall be paid solely in the discretion of the Board of Directors; provided, however, that dividends on the Common Stock may not be paid from the Medical Technologies Investments (as defined in Article 12) and in addition may not be paid if the Corporation either
(i) has failed to pay the full amount of any dividends payable to the holders of the Class A Common Stock as provided in Section 12.1 or (ii) has failed to redeem the Class A Common Stock as provided in Section 12.2.

                  4.4 Liquidation Rights. In the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the outstanding shares of Common Stock shall be entitled to receive the funds of the Corporation remaining for distribution to its stockholders (after any distribution required to be made to the holders of Preferred Stock and holders of the Class A Common Stock). For purposes of this
Section 4.4, the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations or other persons (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                  4.5 Voting Rights. Each holder of record of Common Stock shall have one vote for each share of Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote. Except as otherwise required by law or this Certificate of Incorporation (including any Certificate of Designation relating to Preferred Stock), holders of Class A Common Stock and holders of any class or series of Preferred Stock, shall not be entitled to voting rights. Except as otherwise required by this Certificate of Incorporation (including any Certificate of Designation relating to Preferred Stock), no holders of Common Stock, Class A Common Stock or Preferred Stock shall have preemptive rights. In the election of directors, no stockholder shall be entitled to cumulate votes on behalf of any candidate.

                                   ARTICLE 5.
                                    DIRECTORS

                  Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                   ARTICLE 6.
                                     BYLAWS

                  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the Bylaws of the corporation, but such authorization shall not divest the stockholders of the power, nor limit their power, to make, alter or repeal Bylaws.

                                   ARTICLE 7.
                       LIMITATIONS OF DIRECTORS' LIABILITY

                  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except as to liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for violations of Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law hereafter is amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent provided or permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Article 7 shall not adversely affect any right or protection of a director under this Article 7 as in effect immediately prior to such repeal or modification with respect to any liability that would have accrued, but for this Article 7, prior to such repeal or modification.

                                   ARTICLE 8.
                                 INDEMNIFICATION

                  The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives ) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this
Article 8 shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The rights to indemnification and to the advance of expenses conferred in this
Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of this Article 8 by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE 9.
                                   AMENDMENTS

                  The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, as from time to time amended, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this
Article 9. Except as otherwise provided by law and this Certificate of Incorporation, the provisions of this Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the approval of a majority of the votes entitled to be cast by the holders of the Common Stock; provided, however, that with respect to any proposed amendment of this Certificate of Incorporation (including any Certificate of Designation relating to any series or class of Preferred Stock) which would alter or change the powers, preferences or special rights of any class or series of Preferred Stock so as to affect them adversely, the approval of a majority of the votes entitled to be cast by the holders of the shares of such class or series of Preferred Stock affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock.

                                   ARTICLE 10.
                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

                  The Corporation shall have authority, to the fullest extent now or hereafter permitted by the Delaware General Corporation Law, or by any other applicable law, to enter into any contract or transaction with one or more of its directors or officers, or with any corporation, partnership, joint venture, trust, association or other entity in which one or more of its directors or officers are directors or officers or have a financial interest, notwithstanding such relationships and notwithstanding the fact that the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction.

                                   ARTICLE 11.
                            COMPROMISE WITH CREDITORS

                  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction with the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                   ARTICLE 12.
                              CLASS A COMMON STOCK

                  In addition to other applicable provisions of this Certificate of Incorporation, the Class A Common Stock of the Corporation shall have the following relative powers, preferences and participating, optional or other special rights, qualifications, limitations and restrictions. Certain capitalized terms are defined in Section 12.9.

                  12.1 Dividends on Class A Common Stock. Dividends on the Class A Common Stock may be declared and paid only out of the Available Medical Technologies Dividend Amount, and, to the extent permitted by the Delaware General Corporation Law, shall be paid, promptly and in any event within 60 days after the Corporation receives any cash, cash equivalents or marketable securities from the Medical Technologies Investments, in an amount equal to the Available Medical Technologies Dividend Amount. For purposes of this Certificate of Incorporation, "Available Medical Technologies Dividend Amount", on any date, shall mean all cash, cash equivalents and marketable securities received in connection with the Medical Technologies Investments, net of any Direct Expenses. If the Corporation is legally prohibited under the Delaware General Corporation Law from paying the full amount of such dividends, then the Corporation shall pay the maximum amount of dividends permitted, use best efforts to resolve any such legal prohibition and make full payment of such dividends as soon as possible following the date upon which such legal prohibition is eliminated. Dividends paid on the Common Stock or the Preferred Stock may not be paid in shares of Class A Common Stock.

                  12.2 Redemption of Class A Common Stock. If a Medical Technologies Disposition occurs, then the Corporation shall redeem all of the outstanding shares of Class A Common Stock for cash and/or securities or other property received as proceeds of such Medical Technologies Disposition, in an amount equal, in the aggregate for all outstanding shares of Class A Common Stock, to the Net Proceeds of such Medical Technologies Disposition (plus any amount of Net Proceeds of a Medical Technologies Disposition which has not previously been paid to the holders of Class A Common Stock pursuant to Section 12.1). The Corporation shall make such redemption on or prior to the first business day following the 60th day following the consummation of the Medical Technologies Disposition, provided that, if the Corporation is legally prohibited under the Delaware General Corporation Law from making such redemption, then the Corporation shall use best efforts to resolve any such legal prohibition and make such redemption as soon as possible following the date upon which such legal prohibition is eliminated. For purposes of this
Section 12.2, "Net Proceeds" shall mean an amount equal to the gross proceeds of the applicable Medical Technologies Disposition after any payment of, or reasonable provision for, Direct Expenses arising solely from such disposition.

                  In the event of redemption pursuant to this Section 12.2, the Corporation shall cause to be given to each holder of Class A Common Stock to be so redeemed a notice of the redemption date, and the kind and amount of consideration to be received by such holder with respect to each share of Class A Common Stock held by such holder, including details as to the calculation thereof. Such notice shall be sent by first-class mail, postage prepaid, not less than 10 nor more than 60 days prior to the redemption date, to each holder of Class A Common Stock at such holder's address as the same appears on the stock ledger books of the Corporation. Neither the failure to mail such notice to any particular holder of Class A Common Stock nor any defect therein shall affect the sufficiency thereof with respect to any other holder of Class A Common Stock.

                  If the redemption date with respect to Class A Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Class A Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the redemption of such shares or the Corporation's default in payment of the dividend or distribution due on such date.

                  Promptly following the redemption date, the Corporation will deliver, to each record holder of shares of Class A Common Stock, any cash, cash equivalents or certificates representing securities to which such holder shall be entitled as provided above, together with any fractional payment contemplated by Section 12.3 and any dividends as provided by Section 12.1. From and after the redemption date, all rights of a holder of shares of Class A Common Stock that were redeemed shall cease except for the right to receive such cash, cash equivalents, certificates, fractional payments and/or dividends.

                  12.3 Fractional Shares. The Corporation shall not be required to issue or deliver fractional shares of any capital stock or any fractional securities to any holder of Class A Common Stock upon redemption, dividend or other distribution pursuant to this Article XII. If the number of shares of capital stock or the amount of securities remaining to be issued or delivered to any holder of Class A Common Stock is a fraction, then the Corporation shall either issue or deliver such fraction to such holder or pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth business day prior to the date such payment is to be made. For purposes of the preceding sentence, "fair market value" of any fraction shall be such value as is determined in good faith by the Board of Directors.

                  12.4 Liquidation Rights. In the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the outstanding shares of Class A Common Stock shall be entitled to receive the Medical Technologies Investments or their proceeds.

                  12.5 Transfer. The shares of Class A Common Stock shall not be transferable, except upon death of an individual holder or upon liquidation or dissolution of an entity holder. Shares of Class A Common Stock transferred upon such death, liquidation or dissolution will continue to remain nontransferable in the hands of any successor to such deceased, liquidated or dissolved holder.

                  12.6 Certificates. Except as otherwise provided by the Board of Directors, the shares of Class A Common Stock shall be uncertificated and shall not be evidenced by share certificates.

                  12.7 Cancellation. If the Medical Technology Investments are permanently impaired and worthless, as reasonably determined by Edward B. Grier (or, if he is no longer a director, by the Corporation's Board of Directors) then the Class A Common Stock shall be cancelled for no consideration.

                  12.8 Required Vote of the Class A Common Stock. Unless the vote or consent of a greater number of shares shall be required by law, the vote or consent of the holders of at least a majority of all of the shares of Class A Common Stock then outstanding, voting as a separate class, shall be necessary for (i) authorizing, effecting or validating the merger or consolidation of the Corporation into or with any other corporation if such merger or consolidation would materially adversely affect the powers or rights of Class A Common Stock either directly by amendment of the provisions of this Certificate of Incorporation relating to the Class A Common Stock or indirectly by requiring the holders of Class A Common Stock to accept or retain, in such merger or consolidation, anything other than shares of such class or shares of the surviving or resulting corporation having, in either case, powers and rights identical to those of the Class A Common Stock prior to such merger or consolidation; or (ii) any proposed amendment of this Certificate of Incorporation which would alter or change the powers, preferences or special rights of Class A Common Stock so as to affect them adversely.

                  12.9 Definitions. The following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires:

         "Direct Expenses" shall mean the sum of any direct (i) taxes payable by the Corporation, (ii) transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses, and
         (iii) other expenses (contingent or otherwise), in each case related solely to the Medical Technologies Investments.

         "Medical Technologies Disposition" shall mean the final sale, transfer, assignment, conversion, other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) or other transaction involving the Medical Technologies Investments, following which the Medical Technologies Investments consist solely or cash, cash equivalents and marketable securities. In the case of a Medical Technologies Disposition in a series of related transactions, such Medical Technologies Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions, and any cash, cash equivalents and marketable securities received in transactions other than the last of such transactions shall be included in the Available Medical Technologies Dividend Amount.

         "Medical Technologies Investments" shall mean the Corporation's indirect or directly owned (i) assets, property and securities acquired pursuant to the Corporation's Research Funding Agreement with New York University School of Medicine, (ii) interests in T3 Therapeutics, LLC, a Delaware limited liability company, (iii) all proceeds from any issuance of Class A Common Stock (other than the initial issuance of shares of Class A Common Stock and any issuance upon the exercise of options or warrants outstanding on the initial issuance date), and (iv) any proceeds, assets, property or securities received in connection with the assets described in clauses (i), (ii) or (iii), and this clause (iv). The amount of the Medical Technologies Investments shall be reduced by the amount of any dividend or distribution paid to the holders of Class A Common Stock. Any decision with respect to a sale or other transaction involving the Medical Technology Investments shall be made by Edward B. Grier for as long as he remains a director of the Corporation (provided that Edward B. Grier may retain separate counsel and investment bankers to provide advice in this regard, the expenses of which shall be considered Direct Expenses) and then by the Corporation's Board of Directors in good faith. The Corporation may contribute the Medical Technologies Investments to a wholly-owned subsidiary of the Corporation for ease of administration, subject to consideration of any required consents required by any agreements related to the Medical Technologies Investments. The Corporation may not (i) effect any sale, transfer, assignment, conversion, other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) or other transaction involving the Medical Technologies Investments with any person if the Corporation or its affiliates, directly or indirectly, owns a majority equity interest in such other person, or (ii) use, or reserve for use, any Medical Technologies Investments in any business of the Corporation other than a business included within the Medical Technologies Investments.


         IN WITNESS WHEREOF, St. Lawrence Seaway Corporation has caused this Certificate of Incorporation to be signed by an authorized officer of the Corporation this __ day of __________, 2007.

                                      By:
                                      Name:
                                      Title:

                                                                         ANNEX D
                                                                         -------
                            DIRECTOR INDEMNIFICATION


                       THE ST. LAWRENCE SEAWAY CORPORATION
                                Hanna II, Suite P
                              6011 E. Hanna Avenue
                           Beach Grove, Indiana 46203

[       ]

[NAME]
[ADDRESS]
[ADDRESS]


Dear [NAME]:

In consideration of your continued service as a director of St. Lawrence Seaway Corporation, an Indiana corporation (the "Company"), the Company hereby contractually agrees to provide you with the indemnification rights currently provided by the Company to its directors, as described in the Company's articles and bylaws, which are incorporated herein by reference. Notwithstanding any future amendments to the Company's articles and bylaws, the Company hereby agrees to continue to provide you with such indemnification rights so long as you serve as a director of the Company, and after such service is completed, for so long as you are exposed to potential liability by reason of your service as a director of the Company.

The rights granted to you by the Company in this agreement shall not be deemed exclusive of, or in limitation of, any rights to which you may be entitled under applicable law, the Company articles and bylaws, or otherwise.

If this letter confirms your understanding of our agreement, please execute the enclosed counterpart of this letter and return the executed counterpart to Company counsel.

Very truly yours,

ST. LAWRENCE SEAWAY CORPORATION


By:
__________________________


Accepted and agreed to this [DATE]

__________________________
Signature

__________________________
Print Name

================================================================================

[LOGO]
                                THE ST. LAWRENCE
                               SEAWAY CORPORATION

           This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held July 10, 2007

The undersigned hereby appoints Jack C. Brown and Edward B. Grier, III, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of The St. Lawrence Seaway Corporation to be held on the 10th day of July, 2007, at 10:00 a.m., local time, at Room 112, Indiana Convention Center & RCA Dome, 100 South Capitol Ave., Indianapolis, IN 46225, in Indianapolis, Indiana and at any and all adjournments thereof, on all matters coming before said meeting.


             PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE
         AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            (Continued on other side)


--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

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                           > FOLD AND DETACH HERE <
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED              Please
IN THE MANNER DIRECTED HEREIN BY THE  STOCKHOLDER.           Mark Here     |_|
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED            for Address
FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND FOR                 Change or
PROPOSALS 2, 3, 4, 5, 6 and 7.                               Comments
                                                             SEE REVERSE SIDE


1. Election of Directors.

   Nominees:          FOR all nominees listed   WITHHOLD AUTHORITY    INSTRUCTIONS: To withhold authority to vote
   01 Joel M.         to the left (except as      to vote for all     for any individual nominee, write the
      Greenblatt           marked to the        nominees listed to    nominee's name in the space provided below.
   02 Jack C. Brown          contrary)               the left
   03 Daniel L. Nir                                                   ------------------------------------------------
   04 Edward B.                 |_|                     |_|
      Grier, III                                                      ------------------------------------------------
   as Directors.


2. Proposal to approve the transaction related to the Stock and Warrant
   Purchase.

   |_|   FOR                       |_|   AGAINST              |_|   ABSTAIN


3. Proposal to approve the amendment and restatement of the By-Laws.

   |_|   FOR                       |_|   AGAINST              |_|   ABSTAIN


4. Proposal to approve the reincorporation of the Company from Indiana to Delaware

   |_|   FOR                       |_|   AGAINST              |_|   ABSTAIN


5. Proposal to approve the new Certificate of Incorporation, to, among other items, increase the number of authorized shares from 4,000,000 to 50,010,000, decrease par value of Common Stock from $1.00 to $0.01, authorize 1,000,000 blank check preferred shares, authorize the "tracking stock" known as the Class A Common Stock.

   |_|   FOR                       |_|   AGAINST              |_|   ABSTAIN


6. Proposal to approve the issuance of the "tracking stock" known as the Class A Common Stock,

   |_|   FOR                       |_|   AGAINST              |_|   ABSTAIN


7. Ratification of the appointment of Mahoney Sabol & Co., LLP as independent auditors of the Company for fiscal year ended March 31, 2007, and fiscal year ending March 31, 2008.

   |_|   FOR                       |_|   AGAINST              |_|   ABSTAIN


8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof.

                            Dated:                      , 2007
                                   ---------------------


                            --------------------------------------------
                                             Signature


                            --------------------------------------------
                                     Signature if held jointly

                    Please sign exactly as name appears herein, date and return promptly. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer, and give title of officer. If a partnership, please sign in partnership name by authorized person and give title or capacity of person signing.

--------------------------------------------------------------------------------
                           > FOLD AND DETACH HERE <
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